Exhibit 10.4

LEASE AND ACCESS AGREEMENT
(El Dorado Terminal and Tankage)
This Lease and Access Agreement (this “Lease”) is made and entered into as of February 10, 2014, between Lion Oil Company, an Arkansas corporation (“Lessor”), and Delek Logistics Operating, LLC, a Delaware limited liability company (“Lessee”). Lessor and Lessee are each referred to individually as a “Party” and collectively as the “Parties.”
W I T N E S S E T H:
WHEREAS, pursuant to the terms of that certain Asset Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”) by and between Lessor, as seller, and Lessee, as buyer, Lessee acquired the Relevant Assets located on the Refinery Site; and
WHEREAS, simultaneously herewith, Lessor and Lessee are entering into that certain Site Services Agreement (El Dorado Terminal and Tankage) dated as of the date hereof (the “Site Services Agreement”) to provide Lessee with shared use of certain services, utilities, materials and facilities that are necessary to operate and maintain the Relevant Assets as currently operated and maintained;
NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual agreements hereinafter set forth, Lessor and Lessee covenant and agree as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION
1.1    Certain Defined Terms. Unless the context otherwise requires, the following terms shall have the respective meanings set forth in this Section 1.1:
“Additional Improvements” has the meaning set forth in Article IV.
“Affiliates” means, with respect to a specified Person, any other Person controlling, controlled by or under common control with that first Person. As used in this definition, the term “control” includes (i) with respect to any Person having voting securities or the equivalent and elected directors, managers or Persons performing similar functions, the ownership of or power to vote, directly or indirectly, voting securities or the equivalent representing 50% or more of the power to vote in the election of directors, managers or Persons performing similar functions, (ii) ownership of 50% or more of the equity or equivalent interest in any Person and (iii) the ability to direct the business and affairs of any Person by acting as a general partner, manager or otherwise. Notwithstanding the foregoing, for purposes of this Agreement, Delek US Holdings, Inc. and its subsidiaries (other than the General Partner and the Partnership and its subsidiaries), including Lessor, on the one hand, and the General Partner, the Partnership and its subsidiaries, including Lessee, on the other hand, shall not be considered Affiliates of each other.

“Ancillary Agreements” means collectively, the Purchase Agreement, the Site Services Agreement, the Throughput Agreement, the Omnibus Agreement and any other agreement executed by any of the Parties in connection with Lessee’s acquisition and ownership of the Relevant Assets.
“Applicable Law” means any applicable statute, law, regulation, ordinance, rule, determination, judgment, rule of law, order, decree, permit, approval, concession, grant, franchise, license, agreement, requirement, or other governmental restriction or any similar form of decision or any provision or condition of any permit, license or other operating authorization issued under any of the foregoing by, or any determination by any Governmental Authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such Governmental Authority), as interpreted and enforced at the time in question, including any Environmental Law.
“Bankruptcy Event” has the meaning set forth in the Site Services Agreement.
“Business Day” means a day, other than a Saturday or Sunday, on which banks in the State of New York are open for the general transaction of business.
“Commencement Date” has the meaning set forth in Section 2.1.
“Connection Facilities” has the meaning set forth in the Site Services Agreement.
“Claimant” has the meaning set forth in Section 11.3.
“Dispute” means any and all disputes, claims, controversies and other matters in question between Lessor, on the one hand, arising out of or in connection with this Agreement, including any question regarding the existence, validity or termination of this Agreement.
“Environmental Law” means all federal, state, and local laws, statutes, rules, regulations, orders, judgments, ordinances, codes, injunctions, decrees, Environmental Permits and other legally enforceable requirements and rules of common law now or hereafter in effect, relating to pollution or protection of human health and the environment including, without limitation, the federal Comprehensive Environmental Response, Compensation, and Liability Act, the Superfund Amendments Reauthorization Act, the Resource Conservation and Recovery Act, the Clean Air Act, the Federal Water Pollution Control Act, the Toxic Substances Control Act, the Oil Pollution Act, the Safe Drinking Water Act, the Hazardous Materials Transportation Act, and other similar federal, state or local environmental conservation and protection laws, each as amended from time to time.
“Environmental Permit” means any permit, approval, identification number, license, registration, consent, exemption, variance or other authorization required under or issued pursuant to any applicable Environmental Law.
“Force Majeure” means acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, wars, blockades, insurrections, riots, storms, floods, washouts, arrests, the order of any Governmental Authority having jurisdiction while the same is in force and effect, civil disturbances, explosions, breakage, accident to machinery, storage tanks or lines of pipe, inability to obtain or unavoidable delay in obtaining material or equipment and any other causes whether of the kind herein enumerated or otherwise not reasonably within the control of the Party claiming suspension, delay or interruption and which by the exercise of due diligence such Party is unable to prevent or overcome.
“General Partner” means the general partner of the Partnership.
“Governmental Authority” means any federal, state, local or foreign government or any provincial, departmental or other political subdivision thereof, or any entity, body or authority exercising executive, legislative, judicial, regulatory, administrative or other governmental functions or any court, department, commission, board, bureau, agency, instrumentality or administrative body of any of the foregoing.
"Graphical Description" has the meaning set forth in Section 2.1(d).
“Hazardous Substances” means (a) any substance that is designated, defined, or classified as a hazardous waste, hazardous material, pollutant, contaminant, or toxic or hazardous substance, or that is otherwise regulated under any Environmental Law, including, without limitation, any hazardous substance as defined under the Comprehensive Environmental Response, Compensation, and Liability Act, and (b) petroleum, crude oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other refined petroleum hydrocarbons.
“Indemnified Party” means the Party seeking indemnification under Section 10.1 or Section 10.2.
“Indemnifying Party” means the Party required to provide indemnification under Section 10.1 or Section 10.2.
“Lease” has the meaning set forth in the preamble.
"Legal Description Certificate" has the meaning set forth in Section 2.1(d).
“Lessee” has the meaning set forth in the preamble.
“Lessee Indemnified Parties” has the meaning set forth in Section 10.1.
“Lessee Release” has the meaning set forth in Section 11.12.
“Lessee’s Parties” has the meaning set forth in Section 2.2(a).
“Leasehold Mortgage” has the meaning set forth in Section 11.21.
“Lessor” has the meaning set forth in the preamble.
“Lessor Indemnified Parties” has the meaning set forth in Section 10.2.

“Lessor’s Parties” has the meaning set forth in Section 2.2(b).
“Liabilities” means any Losses, including any Losses directly or indirectly arising out of or related to any suit, proceeding, judgment, settlement or judicial or administrative order and any Losses arising from compliance or non-compliance with Environmental Law.
“Losses” means any losses, liabilities, charges, damages, deficiencies, assessments, interests, fines, penalties, costs and expenses of any kind (including reasonable attorneys’ fees and other fees, court costs and other disbursements).
"Metes and Bounds Description" has the meaning set forth in Section 2.1(d).
“Mortgage” has the meaning set forth in Section 11.21.
“Mortgagee” has the meaning set forth in Section 11.21.
“Omnibus Agreement” means that certain Second Amended and Restated Omnibus Agreement, dated as of the date hereof, by and among the Lessor, the Lessee and the other parties thereto.
“Partnership” means Delek Logistics Partners, LP, a Delaware limited partnership.
“Party” and “Parties” has the meaning set forth in the preamble.
“Person” means any individual, partnership, limited partnership, joint venture, corporation, limited liability company, limited liability partnership, trust, unincorporated organization or Governmental Authority or any department or agency thereof.
“Post-Maturity Rate” has the meaning set forth in Section 9.2.
“Premises” means those certain tracts or parcels of land on which the Relevant Assets are situated, such land being located near the City of El Dorado, Union County, Arkansas, and as more particularly described or identified on Exhibit A attached hereto and made a part hereof for all purposes, but excluding those matters set forth on Schedule 1.1(b).
“Prime Rate” has the meaning set forth in the Throughput Agreement.
“Purchase Agreement” has the meaning set forth in the recitals.
“Refinery” means Lessor’s refinery located at the Refinery Site.
“Refinery Site” means that certain tract(s) or parcel(s) of land located near the City of El Dorado, Union County, Arkansas, on which the Premises are located, and as more particularly described or identified on Exhibit B attached hereto and made a part hereof for all purposes or which may be acquired by Lessor after the date hereof for which access thereto is necessary for the use and operation of the Relevant Assets or the Additional Improvements, together with any other tracts or parcels of land adjacent thereto, and together with any common areas, drive-through access ways, parking areas and driveways for vehicular and pedestrian ingress/egress related thereto, for which access thereto is necessary for the use and operation of the Relevant Assets or the Additional Improvements.
“Relevant Assets” means the Transferred Assets, as such term is defined in the Purchase Agreement.
“Rent” has the meaning set forth in Section 2.3.
“Respondent” has the meaning set forth in Section 11.3.
“Shared Access Facilities” has the meaning set forth in Section 2.2(a).
“Site Services Agreement” has the meaning set forth in the recitals.
“Special Damages” has the meaning set forth in Section 10.4.
“SUMF Assets” has the meaning set forth in the Site Services Agreement.
"Survey" has the meaning set forth in Section 2.1(d).
“Taxes” has the meaning set forth in Section 6.1.
“Term” has the meaning set forth in Section 2.1.
“Third Party” means a Person which is not (a) Lessor or an Affiliate of Lessor, (b) Lessee or an Affiliate of Lessee or (c) a Person that, after the signing of this Lease, becomes a successor entity of Lessor, Lessee or any of their respective Affiliates. An employee of Lessor or Lessee shall not be deemed an Affiliate.
“Third-Party Claim” has the meaning set forth in Section 10.3.
“Throughput Agreement” means the Throughput and Tankage Agreement (El Dorado Terminal and Tankage) by and between Lessor and Lessee dated as of the date hereof.
1.2    Interpretation. It is expressly agreed that this Lease shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Lease or any particular provision hereof or who supplied the form of this Lease. Each Party agrees that this Lease has been purposefully drawn and correctly reflects its understanding of the transaction that this Lease contemplates. In construing this Lease:
(a)    examples shall not be construed to limit, expressly or by implication, the matter they illustrate;
(b)    the word “includes” and its derivatives means “includes, but is not limited to” and corresponding derivative expressions;

(c)    a defined term has its defined meaning throughout this Lease and each Exhibit or Schedule to this Lease, regardless of whether it appears before or after the place where it is defined;
(d)    each Exhibit and Schedule to this Lease is a part of this Lease, but if there is any conflict or inconsistency between the main body of this Lease and any Exhibit or Schedule, the provisions of the main body of this Lease shall prevail;
(e)    the term “cost” includes expense and the term “expense” includes cost;
(f)    the headings and titles herein are for convenience only and shall have no significance in the interpretation hereof;
(g)    any reference to a statute, regulation or law shall include any amendment thereof or any successor thereto and any rules and regulations promulgated thereunder;
(h)    currency amounts referenced herein, unless otherwise specified, are in U.S. Dollars;
(i)    unless the context otherwise requires, all references to time shall mean time in Nashville, Tennessee;
(j)    whenever this Lease refers to a number of days, such number shall refer to calendar days unless Business Days are specified;
(k)    the singular number includes the plural and vice-versa, whenever the context so requires; and
1.3    if a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb).
ARTICLE II
DEMISE OF PREMISES AND TERM
2.1    Demise of Premises and Term.
(a)    In consideration of the rents, covenants, and agreements set forth herein and subject to the terms and conditions hereof, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Premises for a term commencing on the effective date hereof (the “Commencement Date”) and ending at midnight on the date which is 50 years after the date hereof, and after such date the term of this Lease shall be automatically renewed for a maximum of four (4) successive 10-year periods thereafter (the “Term”); provided, however, Lessee may terminate this Lease at the end of such initial period or any subsequent 10-year period by delivering written notice to Lessor, on or before 180 days prior to the end of any such period, that Lessee has elected to terminate this Lease.

(b)    At Lessee’s option, Lessee may terminate this Lease at any time, by providing written notice to Lessor on or before 180 days prior to the desired termination date if Lessee ceases to operate the Relevant Assets and Additional Improvements or ceases its business operations prior to sending such notice of termination.
(c)    In the event of such termination pursuant to Section 2.1(b), Lessor shall retain one half of the remaining Rent for the then current 12-month rental period as set forth in Section 2.3 below as its sole and exclusive remedy for such early termination and shall refund to Lessee the remaining Rent.
(d)    Lessor and Lessee agree and acknowledge that the graphical description of the Premises currently set forth on Exhibit A attached hereto (the "Graphical Description") constitutes the full understanding and agreement of the Parties with respect to the location of the Premises. Promptly after the date hereof, Lessee shall engage a surveyor to prepare a survey of the Premises (the "Survey") with metes and bounds descriptions of the Premises (collectively, the "Metes and Bounds Description"), and Lessee and Lessor agree to cooperate in good faith to finalize the Survey consistent with the delineation of the Premises set forth in the Graphical Description. Upon completion of the Survey, the Parties shall execute and deliver to each other the certificate in the form set forth on Exhibit E attached hereto and made a part hereof (the "Legal Description Certificate"), which description contained therein shall thereafter be deemed to be the Premises, thereby replacing in full and superseding the Graphical Description on Exhibit A with the Metes and Bounds Description without any further action by Lessee or Lessor or amendment hereto. Simultaneously with the execution and delivery of the Legal Description Certificate, the Parties shall execute and record an amended and restated memorandum of lease as substantially set forth on Exhibit D attached hereto. Lessor and Lessee agree and acknowledge that the Graphical Description of the Premises shall be the binding and enforceable agreement of the Parties with respect to the location and description of the Premises, subject to the final determination of the Metes and Bounds Description as memorialized in the Legal Description Certificate pursuant to this Section 2.1(d). Without limiting the foregoing generality of the foregoing sentence, the Parties further agree and acknowledge that this Lease is a full and binding agreement of the Parties, and there is a mutual agreement of the Parties as to the location of the Premises and the sufficiency of the Graphical Description. Each Party waives and agrees not to assert any claim that such party may have at law or in equity due to lack of certainty with respect to the Graphical Description at the time of the execution of this Lease.
2.2    Access.
(a)    During the Term, Lessor hereby grants to Lessee and its respective Affiliates, agents, employees and contractors (collectively, “Lessee’s Parties”) for no additional consideration, an irrevocable, non-exclusive right of access to and use of those portions of the Refinery Site that are reasonably necessary for access to and/or the operation, maintenance, replacement, inspection, protection, repair and removal of the Relevant Assets and Additional Improvements by Lessee, all so long as such access and use by any of Lessee’s Parties does not unreasonably interfere in any material respect with Lessor’s operations at the Refinery Site and complies with Lessor’s rules, norms and procedures governing safety and security at the Refinery Site. The facilities from time to time on the Refinery Site that are subject to the access and use rights provided under this Section 2.2, are referred to herein as the “Shared Access Facilities.” Notwithstanding the foregoing, the provisions of this Section 2.2(a) shall relate only to access and use of the Shared Access Facilities, and the Site Services Agreement shall cover all services that are to be provided by Lessor under the terms of the Site Services Agreement.
(b)    Lessor hereby retains for itself and its Affiliates, agents, employees and contractors (collectively, “Lessor’s Parties”), the right of access to all of the Premises, the Relevant Assets and the Additional Improvements (i) to determine whether the conditions and covenants contained in this Lease are being kept and performed, (ii) to comply with Environmental Laws, (iii) to inspect, maintain, repair, improve and operate the SUMF Assets and the Shared Access Facilities and any assets of Lessor located on the Premises or to install or construct any structures or equipment necessary for the maintenance, operation or improvement of any such assets or the installation, construction or maintenance of any Connection Facilities, or (iv) if reasonably necessary for access to and/or the operation, maintenance, replacement, inspection, protection, repair and removal of any of Lessor’s assets, all so long as such access by Lessor’s Parties does not unreasonably interfere in any material respect with Lessee’s operations on the Premises and complies with Lessee’s rules, norms and procedures governing safety and security at the Premises.
2.3    Rent. As rental for the Premises during the Term, Lessee agrees to pay to Lessor for each 12-month period of the Term One Hundred and 00/100 ($100.00) (the “Rent”) on or before the 1st day of each 12-month period, the first such payment being due at the Commencement Date of the Term.
2.4    Place of Payment. All Rent shall be payable in lawful money of the United States of America at Lessor’s address set forth in Section 11.7.
2.5    Net Lease. Except as herein otherwise expressly provided in this Lease and in the Ancillary Agreements, this is a net lease and Lessor shall not at any time be required to pay any utility charges or any costs associated with the maintenance, repair, alteration or improvement of the Premises or to provide any services or do any act or thing with respect to the Premises or any part thereof, and the Rent reserved herein shall be paid without any claim on the part of Lessee for diminution, setoff or abatement and nothing shall suspend, abate or reduce any Rent to be paid hereunder, except as expressly provided herein.
ARTICLE III
CONDUCT OF BUSINESS
3.1    Use of Premises. Lessee shall have the right to use the Premises for the purpose of owning, operating, maintaining, repairing, removing, replacing, improving, and expanding the Relevant Assets and the Additional Improvements and for any other lawful purpose associated with the operation and ownership of the Relevant Assets and the Additional Improvements.
3.2    Waste. Subject to the obligations of Lessor under the Ancillary Agreements, Lessee shall not commit, or suffer to be committed, any waste to the Premises.

3.3    Governmental Regulations. Except as provided otherwise under this Lease or the Ancillary Agreements, including the indemnity provisions contained in the Ancillary Agreements, Lessee shall, at Lessee’s sole cost and expense, at all times comply with all Applicable Laws from time to time in force relating to the Premises or Lessee’s business operations thereon, the Relevant Assets or the Additional Improvements. Lessee shall give prompt written notice to Lessor of Lessee’s receipt of any notice of non-compliance, order or other directive from any court or other Governmental Authority under Applicable Laws relating to the Premises or Lessee’s business operations thereon, the Relevant Assets or the Additional Improvements. If Lessor reasonably believes at any time that Lessee is not complying with all Applicable Laws relating to the Premises or Lessee’s business operations thereon, the Relevant Assets or the Additional Improvements, it will provide reasonable notice to Lessee of such condition; provided, however, that in the case of an emergency, no notice shall be required and Lessor may immediately take action for Lessee’s account. If Lessee fails to take appropriate action to cause such assets to comply with Applicable Laws or take other actions required under Applicable Laws within 30 days of Lessor’s reasonable notice, Lessor may, without further notice to Lessee and subject to Ancillary Agreements, take such actions for Lessee’s account. Within 30 days following the date Lessor delivers to Lessee evidence of payment for those actions by Lessor reasonably necessary to cause the Premises, or Lessee’s business operations thereon or the Relevant Assets and Additional Improvements to achieve compliance with Applicable Laws because of Lessee’s failure to do so, Lessee shall reimburse Lessor all amounts paid by Lessor on Lessee’s behalf, together with interest at the Post-Maturity Rate.
3.4    Permits. Notwithstanding Lessee’s obligation to maintain and operate the Relevant Assets and Additional Improvements and comply with Applicable Laws, Lessor and Lessee acknowledge that Lessor may, as required by any applicable Governmental Authorities, maintain air quality and other environmental permits in its name. Consequently and also for the ease of administration, Lessor may maintain in its name the air quality and other environmental permits and other authorizations applicable to all, or part of, the Relevant Assets and Additional Improvements and may be responsible for making any reports or other notifications to Governmental Authorities pursuant to such permits or Applicable Laws; provided that upon Lessor’s written request Lessee shall apply for, obtain and maintain any such permits in its name. Except as provided in the preceding sentence, nothing in this Lease shall reduce Lessee’s obligations under Applicable Laws with respect to the Relevant Assets and Additional Improvements.
3.5    Utilities. Lessor shall provide all utilities (electricity, natural gas, water, steam, etc.) necessary for Lessee’s operation of the Relevant Assets and the Additional Improvements in accordance with the provisions of the Site Services Agreement.
ARTICLE IV
ALTERATIONS, ADDITIONS AND IMPROVEMENTS
Subject to the provisions of this Article IV, Lessee may make any alterations, additions, improvements or other changes to the Premises or the Relevant Assets (collectively, the “Additional Improvements”). If such Additional Improvements require alterations, additions or improvements to the Premises or any of the Shared Access Facilities, Lessee shall notify Lessor in writing in advance and the Parties shall negotiate in good faith any increase to the fees paid by Lessee under the Site Services Agreement or otherwise provide for reimbursement of any material increase in cost (if any) to Lessor under the Site Services Agreement that results from any modifications to the Premises or the Shared Access Facilities necessary to accommodate the Additional Improvements, or as otherwise mutually agreed by the parties. Any alteration, addition, improvement or other change to the Premises, Relevant Assets or Additional Improvements (and, if agreed by Lessee and Lessor, to the Shared Access Facilities) by Lessee shall be made in a good and workmanlike manner and in accordance with all Applicable Laws. On or before the date that is 180 days prior to the expiration or termination of this Lease (or, with respect to any termination for which a shorter notice period is provided in this Lease, such shorter period), Lessee shall notify Lessor of its option to either (a) remove the Relevant Assets and Additional Improvements at the end of the Term or (b) surrender the Relevant Assets and Additional Improvements at the end of the Term to Lessor. If Lessee elects to remove the Relevant Assets and Additional Improvements at the end of the Term, the Relevant Assets and all Additional Improvements shall remain the property of Lessee and shall be removed by Lessee within one year after expiration or termination of this Lease (or such longer period as may be required for Lessee to comply with the requirements of appropriate Governmental Authorities; provided, that Lessee shall use commercially reasonable efforts to remove the Relevant Assets and the Additional Improvements as promptly as practicable). If Lessee elects to surrender the Relevant Assets and Additional Improvements at the end of the Term, the Relevant Assets and Additional Improvements shall be surrendered to Lessor upon the expiration or termination of this Lease. In the event that Lessee fails to remove the Relevant Assets and Additional Improvements within one year after the expiration or termination of this Lease (or such longer period as may be required for Lessee to comply with the requirements of appropriate Governmental Authorities; provided, that Lessee shall use commercially reasonable efforts to remove the Relevant Assets and the Additional Improvements as promptly as practicable), the Relevant Assets and Additional Improvements shall be deemed abandoned by Lessee and shall, at Lessor’s option, become the property of Lessor or disposed of by Lessor at Lessee’s cost and expense. Lessee shall not have the right or power to create or permit any lien of any kind or character on the Premises. In the event any such lien is filed against the Premises, Lessee shall cause such lien to be discharged or bonded within 30 days of the date of filing thereof.
ARTICLE V
MAINTENANCE OF PREMISES
5.1    Maintenance by Lessee. Except as otherwise expressly provided in this Article V and in Article VII or elsewhere in this Lease and subject to the obligations of Lessor and Lessee under the Ancillary Agreements, including any indemnity provisions contained in the Ancillary Agreements, Lessee shall at its sole cost, risk and expense at all times keep the Premises, the Relevant Assets and Additional Improvements in good order and repair and make all repairs thereto necessary to prevent damage to the Premises, structural and nonstructural, ordinary and extraordinary, and unforeseen and foreseen. All repairs made by Lessee shall be made in accordance with normal and customary practices in the industry, in a good and workmanlike manner, and in accordance with all Applicable Laws.

5.2    Operation of Premises. Subject to the obligations of Lessor and Lessee in this Lease and under the Ancillary Agreements, including any indemnity provisions contained in the Ancillary Agreements, Lessee covenants and agrees to operate the Relevant Assets and Additional Improvements located on the Premises in accordance with all Applicable Laws.
5.3    Surrender of Premises. Subject to the terms of the Ancillary Agreements, Lessee shall at the expiration of the Term or at any earlier termination of this Lease, surrender the Premises to Lessor free of debris otherwise in the condition required by Article IV, casualty and condemnation excepted.
5.4    Release of Hazardous Substances. During the Term, Lessee shall promptly inform Lessor of any release of any Hazardous Substances on or at the Premises or Shared Access Facilities that arises from Lessee’s operation of the Relevant Assets or Additional Improvements or Lessee’s failure to comply with its obligations pursuant to this Lease or Applicable Laws. Lessee shall immediately take all steps necessary to contain or remediate (or both) any such release and provide any governmental notifications required by Applicable Law. If Lessor believes at any time that Lessee is failing to contain or remediate in compliance with Applicable Laws any release arising from Lessee’s operation of the Relevant Assets or Additional Improvements or Lessee’s failure to comply with its obligations pursuant to this Lease or Applicable Laws, Lessor will provide reasonable notice to Lessee of such failure; provided, however, that in the case of an emergency, no notice shall be required and Lessor may immediately take action for Lessee’s account. If Lessee fails to take appropriate action to contain or remediate such a release or take other actions required under Applicable Laws or this Lease within 30 days of Lessor’s reasonable notice, Lessor may, but shall have no obligation to, without further notice to Lessee and subject to the Ancillary Agreements, take such actions for Lessee’s account. Within 30 days following the date Lessor delivers to Lessee evidence of payment for those actions by Lessor reasonably necessary to contain or remediate a release or otherwise achieve compliance with Applicable Laws or this Lease because of Lessee’s failure to do so, Lessee shall reimburse Lessor on demand all amounts paid by Lessor on Lessee’s behalf together with interest at the Post-Maturity Rate.
ARTICLE VI
TAXES; ASSESSMENTS
6.1    Lessee’s Obligation. Lessee shall be responsible during the Term for all federal, state and local real and personal property ad valorem taxes, assessments, and other governmental charges, general and special, ordinary and extraordinary, including assessments for public improvements or benefits assessed against the Premises or the Relevant Assets and all Additional Improvements (but excluding any Shared Access Facilities and any SUMF Assets) for the period after the Commencement Date, that are payable to any lawful authority, including any federal, state or local income, gross receipts, withholding, franchise, excise, sales, use, value added, recording, transfer or stamp tax, levy, duty, charge or withholding of any kind imposed or assessed by any Governmental Authority, together with any addition to tax, penalty, fine or interest thereon, other than state or U.S. federal income tax imposed upon the taxable income of Lessor and any franchise taxes imposed upon Lessor (such taxes and assessments being hereinafter called “Taxes”). Lessor shall be responsible for all Taxes assessed against the Shared Access Facilities and any SUMF Assets.
6.2    Manner of Payment. Lessee shall reimburse Lessor for any such Taxes paid by Lessor to the applicable taxing authorities on demand, together with interest at the Post-Maturity Rate from the 10th Business Day following such demand (such reimbursement to be based upon the mutual agreement of the Lessor and Lessee as to the portion of such Taxes attributable to the Premises, the Relevant Assets and the Additional Improvements). In the event that Lessee fails to pay its share (as mutually determined by Lessor and Lessee) of such Taxes to Lessor in accordance with the provisions of this Section 6.2, Lessee shall reimburse Lessor all amounts paid by Lessor on Lessee’s behalf on demand following the date Lessor delivers to Lessee evidence of such payment. If Lessee objects to Lessor’s determination of the amount of Taxes allocated to the Premises and Relevant Assets and the Additional Improvements, then the determination of the amount of such allocation shall be submitted to an accounting firm reasonably acceptable to both Lessor and Lessee. Lessee shall pay the cost of such determination by such accounting firm, unless the amount of taxes allocated to the Premises and Relevant Assets and the Additional Improvements as determined by Lessor exceeds by more than 5% the amount determined by such firm, in which event the cost of such determination by such accounting firm shall be paid by Lessor at its sole expense. The certificate issued or given by the appropriate officials authorized or designated by law to issue or give the same or to receive payment of such Taxes shall be prima facie evidence of the existence, payment, nonpayment and amount of such Taxes. Lessee may contest the validity or amount of any such Taxes or the valuation of the Premises and/or the Relevant Assets and the Additional Improvements (to the extent any of the foregoing may be separately issued), at Lessee’s sole cost and expense, by appropriate proceedings, diligently conducted in good faith in accordance with Applicable Law, so long as no lien attaches prior to delinquency and no authority commences foreclosure proceedings. If either Party contests such items then the other Party shall cooperate with the contesting Party, at the contesting Party’s expense, in any such contesting of the validity or amount of any such Taxes or the valuation of the Premises and/or the Relevant Assets and the Additional Improvements. Taxes for the first and last years of the Term shall be prorated between the Parties based on the portions of such years that are coincident with the applicable tax years and for which each applicable Party is responsible. In the event Lessor fails to pay any Taxes related to the Premises, the Relevant Assets or the Additional Improvements to the extent Lessor is responsible for payment of the same on or before delinquency, then Lessee shall have the right to pay the same on Lessor’s account, and Lessor shall reimburse Lessee for such cost on demand, together with interest at the Post-Maturity Rate.
ARTICLE VII
EMINENT DOMAIN; CASUALTY; INSURANCE
7.1    Total Condemnation of Premises. If the whole of the Premises are acquired or condemned permanently or temporarily by eminent domain for any public or quasi-public use or purpose, then this Lease shall terminate as of the date title vests in any public agency or its designee. All rentals and other charges owing hereunder shall be prorated as of such date.

7.2    Partial Condemnation. If any part of the Premises or the Shared Access Facilities is acquired or condemned as set forth in Section 7.1, and if in Lessee’s reasonable opinion such partial taking or condemnation renders the Premises or the Shared Access Facilities unsuitable for the business of Lessee, then this Lease shall terminate at Lessee’s election as of the date title vests in any public agency or its designee, provided that Lessee delivers to Lessor prior written notice of such election to terminate effective as of the date title vests in such public agency or its designee. In the event of such termination, all rentals and other charges owing hereunder shall be prorated as of such effective date of termination. At Lessee’s election, any termination under this Section 7.2 may be a partial termination as to the portion of the Premises rendered unsuitable for the business of Lessee.
7.3    Damages and Right to Additional Property.
(a)    Lessor shall be entitled to any award and all damages payable as a result of any condemnation or taking of the fee title of the Premises, provided that the net amount which may be awarded or tendered to Lessor in such condemnation proceedings (less all legal and other expenses incurred by Lessor in connection with such taking) shall (as long as Lessee is not then in default hereunder) be used to pay for any restoration by Lessee of the Relevant Assets, the Additional Improvements and/or the remainder of the Premises hereof to the extent Lessee desires any of the same to be restored. Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee’s own right on account of any and all damage to the Relevant Assets, the Additional Improvements and/or Lessee’s business by reason of the condemnation, including loss of value of any unexpired portion of the Term, and for or on account of any cost or loss to which Lessee incurs in removing Lessee’s personal property, fixtures, leasehold improvements and equipment, including the Relevant Assets and the Additional Improvements, from the Premises.
(b)    Should all or substantially all of the Relevant Assets, Additional Improvements and Shared Access Facilities be destroyed, then Lessee may within the 180-day period after such destruction terminate this Lease by giving written notice to the Lessor, which termination shall be effective on the termination date set forth in such notice, but in no event shall such effective date be later than the end of such 180-day period. In such event, (i) all Rent and other charges shall be prorated and adjusted to the date of such destruction and (ii) all proceeds of insurance applicable to the Relevant Assets and Additional Improvements shall be paid to and remain the property of Lessee.
The term “all or substantially all” shall mean any damage to the Relevant Assets, Additional Improvements and Shared Access Facilities by any cause whatsoever, such that the cost of repairing and restoring such assets is equal to or exceeds 75% of the total replacement cost thereof. Any other damage such that the cost of repair or restoration is less than 75% of the total replacement cost of the applicable portion of the Relevant Assets, Additional Improvements and Shared Access Facilities shall be deemed to be a “partial destruction.”
7.4    Insurance. Except as otherwise agreed by Lessor and Lessee, Lessor and Lessee shall, at all times, maintain or cause to be maintained insurance with respect to the Refinery Site, the Premises, the Relevant Assets and the Additional Improvements, as applicable, in accordance with the requirements identified on Schedule 7.4 hereto, as such schedule may be modified by the Parties from time to time. Should either Party fail to effect the insurance called for herein, the other Party may, at its sole option, procure said insurance and pay the requisite premiums, in which event, such non-paying Party shall pay all sums so expended to such paying Party promptly upon demand, together with interest at the Post-Maturity Rate.
ARTICLE VIII
ASSIGNMENT
8.1    Assignment. This Lease may be assigned in connection with, and subject to the terms and conditions set forth in Section 21(d) of the Throughput Agreement, which such terms and conditions are incorporated herein by reference. In the event that the term of this Lease continues beyond the term of the Throughput Agreement, this Lease may not be assigned without Lessor’s written consent. Lessee may sublease all or a portion of the Premises with Lessor’s written consent, except in the case of a sublease to an Affiliate of Lessee, in which case no such consent shall be required; provided, however, Lessee shall remain liable for the performance of all of the obligations of Lessee hereunder. Any such sublease shall in all respects be subject to, and subordinate to, this Lease and to all of the terms and conditions hereof.
8.2    Release of Lessor. Any assignment of this Lease by Lessor in accordance with Section 8.1 shall operate to terminate the liability of Lessor for all obligations under this Lease accruing after the date of any such assignment provided the assignee assumes all of Lessor’s obligations under this Lease accruing after the date of any such assignment.
8.3    Release of Lessee. Any assignment of this Lease by Lessee in accordance with Section 8.1 shall operate to terminate the liability of Lessee for all obligations under this Lease accruing after the date of any such assignment provided the assignee assumes all of Lessee’s obligations under this Lease accruing after the date of any such assignment.
ARTICLE IX
DEFAULTS; REMEDIES; TERMINATION
9.1    Default by Lessee. The occurrence of any one or more of the following events shall constitute a material default and material breach of this Lease by Lessee:
(a)    The failure by Lessee to make when due any payment of Rent or any other payment required to be made by Lessee hereunder, if such failure continues for a period of 90 days following written notice from Lessor;
(b)    The failure by Lessee to observe or perform any of the other covenants, conditions or provisions of this Lease to be observed or performed by Lessee, if such failure continues for a period of 90 days following written notice from Lessor; provided, however, if a reasonable time to cure such default would exceed 90 days, Lessee shall not be in default so long as Lessee begins to cure such default within 90 days of receiving written notice from Lessor and thereafter diligently pursues the completion of such cure within reasonable period of time (under the circumstances) following the receipt of such written notice from Lessor; or

(c)    The occurrence of any Bankruptcy Event with respect to the Lessee.
9.2    Lessor’s Remedies.
(a)    In the event of any such material default under or material breach of the terms of this Lease by Lessee, Lessor may, at Lessor’s option, at any time thereafter that such default or breach remains uncured, without further notice or demand, terminate this Lease and Lessee’s right to possession of the Premises and forthwith repossess the Premises by any lawful means in which event Lessee shall immediately surrender possession of the Premises to Lessor; and any such action on the part of Lessor shall be in addition to any other remedy that may be available to Lessor for arrears of Rent or breach of contract, or otherwise, including the right of setoff.
(b)    If, by the terms of this Lease, Lessee is required to do or perform any act or to pay any sum to a Third Party, and fails to do so, Lessor, after 30 days written notice to Lessee, without waiving any other right or remedy hereunder for such default, may, but shall not be obligated to, do or perform such act, at Lessee’s expense, or pay such sum for and on behalf of Lessee, and the amounts so expended by Lessor shall be repayable on demand, and bear interest from the date expended by Lessor until paid at a rate equal to the lesser of (i) an interest rate equal to the Prime Rate plus 2% or (ii) the maximum non-usurious rate of interest permitted to be charged Lessee under Applicable Law (the “Post-Maturity Rate”). Past due Rent and any other past due payments required hereunder shall bear interest from the date of delinquency until paid at the Post-Maturity Rate.
9.3    Default by Lessor. The occurrence of any one or more of the following events shall constitute a material default and material breach of this Lease by Lessor:
(a)    The failure by Lessor to observe or perform any of the other covenants, conditions or provisions of this Lease to be observed or performed by Lessor, if such failure continues for a period of 90 days following written notice from Lessee; provided, however, if a reasonable time to cure such default would exceed 90 days, Lessor shall not be in default so long as Lessor begins to cure such default within 90 days of receiving written notice from Lessee and thereafter completes the curing of such default within a reasonable period of time following the receipt of such written notice from Lessee; or
(b)    The occurrence of a Bankruptcy Event with respect to the Lessor.
9.4    Lessee’s Remedies. In the event of any such material default under or material breach of the terms of this Lease by Lessor, Lessee may, at Lessee’s option, at any time thereafter that such default or breach remains uncured, after 30 days prior written notice to Lessor, perform any act that Lessor is required to do or perform any act or to pay any sum to a Third Party, at Lessor’s expense (to the extent the terms of this Lease require such performance at Lessor’s expense) or pay such sum for and on behalf of Lessor, and the amounts so expended by Lessee shall be repayable on demand, and bear interest from the date expended by Lessee until paid at the Post-Maturity Rate. Lessee may, at Lessee’s option, deduct any such amounts so expended by Lessee from the Rent and any other amounts owed hereunder or under any Ancillary Agreement and any such action on the part of Lessee shall be in addition to any other remedy that may be available to Lessee for default or breach of contract, or otherwise, including the right of setoff.
ARTICLE X
INDEMNITY
10.1    Indemnification by Lessor. Lessor agrees to defend, indemnify and hold harmless Lessee, its Affiliates, and their respective directors, officers, employees, representatives, agents, contractors, successors and permitted assigns (collectively, the “Lessee Indemnified Parties”) from and against any Liabilities directly or indirectly arising out of (a) any failure to perform any covenant or agreement made or undertaken by Lessor in this Lease, but expressly excluding any Liabilties arising pursuant to Lessor’s noncompliance with any Environmental Law or the release of any Hazardous Substance to the extent such Liabilities are addressed pursuant to the Omnibus Agreement, or (b) the exercise of Lessor’s rights and obligations under Section 2.2(b); provided, however, Lessor shall not have any obligation to indemnify the Lessee Indemnified Parties for any such Liabilities under clauses (a) or (b) to the extent resulting from or arising out of the willful misconduct or gross negligence of any of the Lessee Indemnified Parties. To the extent that the Lessee Indemnified Parties in fact receive full indemnification payments from Lessor under the indemnification provisions of this Section 10.1, Lessor shall be subrogated to the Lessee Indemnified Parties’ rights with respect to the transaction or event requiring or giving rise to such indemnity. Notwithstanding the foregoing, Lessor’s liability to the Lessee Indemnified Parties pursuant to this Section 10.1 shall be net of any insurance proceeds actually received by the Lessee Indemnified Party from any Third Party with respect to or on account of the damage or injury which is the subject of the indemnification claim. Lessee agrees that it shall, and shall cause the other Lessee Indemnified Parties to, (i) use all commercially reasonable efforts to pursue the collection of all insurance proceeds to which any of the Lessee Indemnified Parties are entitled with respect to or on account of any such damage or injury, (ii) notify Lessor of all potential claims against any Third Party for any such insurance proceeds, and (iii) keep Lessor fully informed of the efforts of the Lessee Indemnified Parties in pursuing collection of such insurance proceeds.
10.2    Indemnification by Lessee. Lessee agrees to defend, indemnify and hold harmless Lessor, its Affiliates, and their respective directors, officers, employees, representatives, agents, contractors, successors and permitted assigns (collectively, the “Lessor Indemnified Parties”) from and against any Liabilities directly or indirectly arising out of (a) any failure to perform any covenant or agreement made or undertaken by Lessee in this Lease, but expressly excluding any Liabilities arising pursuant to Lessee’s noncompliance with any Environmental Law or the release of any Hazardous Substance to the extent such Liabilities are addressed pursuant to the indemnification obligations of the Omnibus Agreement, or (b) the exercise of Lessee’s rights under Section 2.2(a); provided, however, Lessee shall not have any obligation to indemnify the Lessor Indemnified Parties for any such Liabilities under clauses (a) or (b) to the extent resulting from or arising out of the willful misconduct or gross negligence of any of the Lessor Indemnified Parties. To the extent that the Lessor Indemnified Parties in fact receive full indemnification payments from Lessee under the indemnification provisions of this Section 10.2, Lessee shall be subrogated to the Lessor Indemnified Parties’ rights with respect to the transaction or event requiring or giving rise to such indemnity. Notwithstanding the foregoing, Lessee’s liability to the Lessor Indemnified

Parties pursuant to this Section 10.2 shall be net of any insurance proceeds actually received by the Lessor Indemnified Party from any Third Party with respect to or on account of the damage or injury which is the subject of the indemnification claim. Lessor agrees that it shall, and shall cause the other Lessor Indemnified Parties to, (i) use all commercially reasonable efforts to pursue the collection of all insurance proceeds to which any of the Lessor Indemnified Parties are entitled with respect to or on account of any such damage or injury, (ii) notify Lessee of all potential claims against any Third Party for any such insurance proceeds, and (iii) keep Lessee fully informed of the efforts of the Lessor Indemnified Parties in pursuing collection of such insurance proceeds.
10.3    Express Negligence. THE FOREGOING INDEMNITIES ARE INTENDED TO BE ENFORCEABLE AGAINST THE PARTIES IN ACCORDANCE WITH THE EXPRESS TERMS AND SCOPE THEREOF NOTWITHSTANDING ANY EXPRESS NEGLIGENCE RULE OR ANY SIMILAR DIRECTIVE THAT WOULD PROHIBIT OR OTHERWISE LIMIT INDEMNITIES BECAUSE OF THE SOLE, CONCURRENT, ACTIVE OR PASSIVE NEGLIGENCE, STRICT LIABILITY OR FAULT OF ANY OF THE INDEMNIFIED PARTIES (EXCLUDING, IN THE CASE OF SECTION 10.1 AND SECTION 10.2, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT).
10.4    Limitation on Liability. Notwithstanding anything to the contrary contained herein, neither Party shall be liable or responsible to the other Party or such other Party’s affiliated Persons for any consequential, punitive, special or exemplary damages, or for loss of profits or revenues (collectively referred to as “Special Damages”) incurred by such Party or its affiliated Persons that arise out of or relate to this Lease, regardless of whether any such claim arises under or results from contract, tort, or strict liability; provided that the foregoing limitation is not intended and shall not affect Special Damages imposed in favor Third Parties.
10.5    Matters Involving a Third Party. If any Third Party shall notify either Lessor or Lessee with respect to any action or claim by a Third Party (a “Third-Party Claim”) that may give rise to a right to claim for indemnification against the other Party under Section 10.1 or Section 10.2, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that failure to give timely notice shall not affect the right to indemnification to the extent such failure to give timely notice is not prejudicial to the Indemnifying Party.
10.6    Survival. Notwithstanding anything contained in this Lease to the contrary, the provisions of this Article X shall survive the expiration or earlier termination of this Lease.
10.7    Ancillary Agreements. The Ancillary Agreements contain additional indemnity provisions. The indemnities contained in this Article X are in addition to and not in lieu of the indemnity provisions contained in the Ancillary Agreements. Any indemnification obligation of Lessor to the Lessee Indemnified Parties on the one hand, or Lessee to the Lessor Indemnified Parties on the other hand, pursuant to this Article X shall be reduced by an amount equal to any indemnification recovery by such Indemnified Parties pursuant to the other Ancillary Agreements to the extent that such other indemnification recovery arises out of the same event or circumstance giving rise to the indemnification obligation of Lessor or Lessee, respectively, hereunder.

ARTICLE XI
GENERAL PROVISIONS
11.1    Estoppel Certificates. Lessee and Lessor shall, at any time and from time to time upon not less than 20 days prior written request from the other Party, execute, acknowledge and deliver to the other a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which Rent and other charges are paid, (b) acknowledging that there are not, to the executing Party’s knowledge, any uncured defaults on the part of the other Party hereunder (or specifying such defaults, if any are claimed) and (c) containing such other matters customarily requested by lenders. Any such statement may be conclusively relied upon by any prospective purchaser of the Premises or the leasehold evidenced by this Lease or any lender with respect to the Premises or the leasehold evidenced by this Lease. Nothing in this Section 11.1 shall be construed to waive the conditions elsewhere contained in this Lease applicable to assignment or subletting of the Premises by Lessee.
11.2    Severability. Whenever possible, each provision of this Lease will be interpreted in such manner as to be valid and effective under Applicable Law, but if any provision of this Lease or the application of any such provision to any person or circumstance will be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision hereof, and the Parties will negotiate in good faith with a view to substitute for such provision a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.
11.3    Arbitration Provision. Any and all Disputes shall be resolved through the use of binding arbitration using three arbitrators, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as supplemented to the extent necessary to determine any procedural appeal questions by the Federal Arbitration Act (Title 9 of the United States Code). If there is any inconsistency between this Section 11.3 and the Commercial Arbitration Rules or the Federal Arbitration Act, the terms of this Section 11.3 will control the rights and obligations of the Parties. Arbitration must be initiated within the time limits set forth in this Agreement, or if no such limits apply, then within a reasonable time or the time period allowed by the applicable statute of limitations. Arbitration may be initiated by a Party (“Claimant”) serving written notice on the other Party (“Respondent”) that the Claimant elects to refer the Dispute to binding arbitration. Claimant’s notice initiating binding arbitration must identify the arbitrator Claimant has appointed. The Respondent shall respond to Claimant within 30 days after receipt of Claimant’s notice, identifying the arbitrator Respondent has appointed. If the Respondent fails for any reason to name an arbitrator within the 30-day period, Claimant shall petition the American Arbitration Association for appointment of an arbitrator for Respondent’s account. The two arbitrators so chosen shall select a third arbitrator within 30 days after the second arbitrator has been appointed. The Claimant will pay the compensation and expenses of the arbitrator named by or for it, and the Respondent will pay the compensation and expenses of the arbitrator named by or for it. The costs of petitioning for the appointment of an arbitrator, if any, shall be paid by Respondent. The Claimant and Respondent will each pay one-half of the compensation and expenses of the third arbitrator. All arbitrators must (a) be neutral parties who have never been officers, directors or employees of Lessor, Lessee or any of their Affiliates and (b) have not less than seven years experience in the energy industry. The hearing will be conducted in Houston, Texas and commence within 30 days after the selection of the third arbitrator. Lessor, Lessee and the arbitrators shall proceed diligently and in good faith in order that the award may be made as promptly as possible. Except as provided in the Federal Arbitration Act, the decision of the arbitrators will be binding on and non-appealable by the Parties hereto. The arbitrators shall have no right to grant or award Special Damages.
11.4    Entire Agreement. This Lease and the Ancillary Agreements constitute the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the Parties in connection therewith.
11.5    Modification; Waiver. This Lease may be amended or modified only by a written instrument executed by the Parties. Any of the terms and conditions of this Lease may be waived in writing at any time by the Party entitled to the benefits thereof. No waiver of any of the terms and conditions of this Lease, or any breach thereof, will be effective unless in writing signed by a duly authorized individual on behalf of the Party against which the waiver is sought to be enforced. No waiver of any term or condition or of any breach of this Lease will be deemed or will constitute a waiver of any other term or condition or of any later breach (whether or not similar), nor will such waiver constitute a continuing waiver unless otherwise expressly provided
11.6    Removed.
11.7    Notices. All notices, requests, demands, and other communications hereunder will be in writing and will be deemed to have been duly given: (a) if by transmission by facsimile or hand delivery, when delivered; (b) if mailed via the official governmental mail system, five Business Days after mailing, provided that said notice is sent first class, postage pre-paid, via certified or registered mail, with a return receipt requested; (c) if mailed by an internationally recognized overnight express mail service such as FedEx, UPS, or DHL Worldwide, one Business Day after deposit therewith is prepaid; or (d) if by e-mail, one Business Day after delivery with receipt is confirmed. All notices will be addressed to the Parties at the respective addresses as follows:
If to Lessor, to:
Lion Oil Company
c/o Delek US Holdings, Inc.
7102 Commerce Way
Brentwood, TN 37027
Attn: General Counsel
Telecopy No: (615) 435-1271

with a copy, which shall not constitute notice, to:
Lion Oil Company
c/o Delek US Holdings, Inc.
7102 Commerce Way

Brentwood, TN 37027
Attn: President
Telecopy No: (615) 435-1271

If to Lessee, to:

Delek Logistics Operating, LLC
c/o Delek Logistics GP, LLC
7102 Commerce Way
Brentwood, TN 37027
Attn: General Counsel
Telecopy No.: (615) 435-1271

with a copy, which shall not constitute notice, to:

Delek Logistics Operating, LLC
c/o Delek Logistics GP, LLC
7102 Commerce Way
Brentwood, TN 37027
Attn: President
Telecopy No.: (615) 435-1271

or to such other address or to such other Person or Mortgagees as either Party will have last designated by notice to the other Party.
11.8    No Partnership. The relationship between Lessor and Lessee at all times shall remain solely that of landlord and tenant and shall not be deemed a partnership or joint venture.
11.9    No Third Party Beneficiaries. It is expressly understood that the provisions of this Lease do not impart enforceable rights in anyone who is not a Party or successor or permitted assignee of a Party.
11.10    Waiver of Landlord’s Lien. To the extent permitted by Applicable Law, Lessor hereby expressly waives any and all liens (constitutional, statutory, contractual or otherwise) upon Lessee’s personal property now or hereafter installed or placed in, on or about the Premises or the Shared Access Facilities, which otherwise might exist to secure payment of the sums herein provided to be paid by Lessee to Lessor.
11.11    Further Assurances. In connection with this Lease and all transactions contemplated by this Lease, each signatory Party hereto agrees to execute and deliver such reasonable additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Lease and all such transactions.
11.12    Recording. Upon the request of Lessor or Lessee, Lessor and Lessee shall execute, acknowledge, deliver and record a “short form” memorandum of this Lease in the form of Exhibit

C attached hereto and made a part hereof for all purposes. Promptly upon request by Lessor at any time following the expiration or earlier termination of this Lease, however such termination may be brought about, Lessee shall execute and deliver to Lessor an instrument, in recordable form, evidencing the termination of this Lease and the release by Lessee of all of Lessee’s right, title and interest in and to the Premises existing under and by virtue of this Lease (the “Lessee Release”) and Lessee grants Lessor an irrevocable power of attorney coupled with an interest for the purpose of executing the Lessee Release in the name of the Lessee. This Section 11.12 shall survive the termination of this Lease.
11.13    Binding Effect. Except as herein otherwise expressly provided, this Lease shall be binding upon and inure to the benefit of the Parties and their respective permitted successors, sub lessees and assigns. Nothing in this Section shall be construed to waive the conditions elsewhere contained in this Lease applicable to assignment or subletting of the Premises by the Parties.
11.14    Choice of Law. This Lease shall be subject to and governed by the laws of the State of Arkansas, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Lease to the laws of another state.
11.15    Warranty of Peaceful Possession. Lessor covenants and warrants that Lessee, upon paying the Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee’s part to be observed and performed hereunder, may, subject to the terms of this Lease and the Ancillary Agreements, peaceably and quietly have, hold, occupy, use and enjoy the Premises.
11.16    Force Majeure. In the event that either Party is rendered unable, wholly or in part, by a Force Majeure event to perform its obligations under this Lease other than the obligations under Section 11.15, then upon the delivery by such Party of written notice and full particulars of the Force Majeure event within a reasonable time after the occurrence of the Force Majeure event relied on, the obligations of the Parties, to the extent they are affected by the Force Majeure event, shall be suspended for the duration of any inability so caused. The cause of the Force Majeure event shall so far as possible be remedied with all reasonable dispatch, except that neither Party shall be compelled to resolve any strikes, lockouts or other industrial disputes other than as it shall determine to be in its best interests. Notwithstanding anything in this Lease to the contrary, inability of a Party to make payments when due, be profitable or secure funds, arrange bank loans or other financing, obtain credit or have adequate capacity or production (other than for reasons of Force Majeure) shall not be regarded as events of Force Majeure.
11.17    Survival. All obligations of Lessor and Lessee that shall have accrued under this Lease prior to the expiration or earlier termination hereof shall survive such expiration or termination to the extent the same remain unsatisfied as of the expiration or earlier termination of this Lease. Lessor and Lessee further expressly agree that all provisions of this Lease which contemplate performance after the expiration or earlier termination hereof shall survive such expiration or earlier termination of this Lease.
11.18    AS IS, WHERE IS. SUBJECT TO ALL OF THE OBLIGATIONS OF LESSOR UNDER THIS LEASE AND THE ANCILLARY AGREEMENTS, INCLUDING THOSE SET

FORTH IN ARTICLE V, ARTICLE X AND SECTION 11.15 HEREOF, LESSEE HEREBY ACCEPTS THE PREMISES “AS IS”, “WHERE IS”, AND “WITH ALL FAULTS”, AND LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, UNDER THIS LEASE AS TO THE PHYSICAL CONDITION OF THE PREMISES, INCLUDING THE PREMISES’ MERCHANTABILITY, HABITABILITY, CONDITION, FITNESS, OR SUITABILITY FOR ANY PARTICULAR USE OR PURPOSE.
11.19    Relocation of Assets. Lessor shall have the right to move Lessor’s assets located on the Refinery Site, so long as it is not reasonably foreseeable that such relocation will adversely affect Lessee’s business operations on the Premises and the operation of the Relevant Assets and Additional Improvements. If such relocation of Lessor’s assets requires relocation of any of the Relevant Assets or Additional Improvements, then such relocation of the Relevant Assets or Additional Improvements shall be at Lessor’s sole cost and expense. Lessee shall have the right to move Relevant Assets or Additional Improvements located on the Premises, so long as it is not reasonably foreseeable that such relocation will adversely affect Lessor’s business operations on the Refinery Site. If such relocation of the Relevant Assets or Additional Improvements requires relocation of any of Lessor’s assets, then such relocation of Lessor’s assets shall be at Lessee’s sole cost and expense.
11.20    Counterparts. This Lease may be executed in one or more counterparts (including by facsimile or portable document format (pdf)) for the convenience of the Parties hereto, each of which counterparts will be deemed an original, but all of which counterparts together will constitute one and the same agreement.
11.21    Subordination; Leasehold Mortgage. This Lease shall be subject and subordinate to the lien, operation and effect of each mortgage, deed of trust, ground lease and/or other similar instrument covering any or all of the Premises, and each renewal, modification or extension thereof (each of which referred to as a “Mortgage”), all automatically and without the necessity of any further action by either Party hereto; provided, however, that Lessor delivers to Lessee a customary subordination, non-disturbance and attornment agreement, executed by Lessor and the beneficiary under any such Mortgage (referred to as a “Mortgagee”). In the event the Mortgagee or a purchaser at foreclosure succeeds to the interest of Lessor hereunder through foreclosure or otherwise, such Mortgagee or a purchaser shall honor this Lease and not disturb Lessee in its possession of the Premises except upon Lessee’s default and such Mortgagee or purchaser and Lessee shall enter into an agreement consistent with the foregoing, in substance reasonably acceptable to Lessee. In addition, Lessee shall attorn to any such Mortgagee and agrees that such Mortgagee shall not be liable to Lessee for any defaults by Lessor under this Lease or for any other event occurring prior to such Mortgagee’s succeeding to the interest of Lessor hereunder. The Parties shall, within 10 days after request by the other Party or any Mortgagee, execute, acknowledge and deliver such further instrument as is reasonably requested by such other Party or any Mortgagee and is acceptable to the Party from whom such execution, acknowledgment and delivery was requested, to acknowledge the rights of the parties described in this Section 11.21 and providing such other information and certifications as is reasonably requested. Any Mortgagee may at any time subordinate the lien of its Mortgage to the operation and effect of this Lease without obtaining Lessee’s consent thereto, in which event this Lease shall be deemed to be senior to such Mortgage without regard to their respective dates of execution, delivery and/or recordation among the land records of the jurisdiction in which the Premises is located. Lessor consents to the grant by Lessee of a mortgage or deed of trust, or other proper instrument (a “Leasehold Mortgage”), as security for any debt, in favor of an Third Party lender, on Lessee’s interest in this Lease, and Lessee’s interest in any improvements or equipment located on the Premises. Any transfer of the Lease or the Lessee’s interest in the Premises to the leasehold mortgagee or its nominee through exercise of the power of sale or similar remedy under the Leasehold Mortgage shall be deemed to be consented to by Lessor. Lessor shall accept performance by such leasehold mortgagee of this Lease with the same force and effect as though timely performed by Lessee. Upon Lessee’s request, Lessor shall execute an agreement in favor of such leasehold mortgagee consenting to a Leasehold Mortgage, provided that such consent is in a form reasonably satisfactory to Lessor. Upon written request of any Mortgagee, each Party shall provide such Mortgagee with copies of any notices provided by such Party to the other Party hereunder.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned Parties have executed this Lease as of the date first written above.
LESSOR:

LION OIL COMPANY,
an Arkansas corporation

By:     /s/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President

By:     /s/ Kent B. Thomas
Name: Kent B. Thomas
Title: Executive Vice President

LESSEE:

DELEK LOGISTICS OPERATING, LLC,
a Delaware limited liability company

By:     /s/ Andrew L. Schwarcz
Name: Andrew L. Schwarcz
Title: Executive Vice President

By:     /s/ H. Pete Daily
Name: H. Pete Daily
Title: Executive Vice President

Signature Page to Lease and Access Agreement
    (El Dorado Tankage and Terminal)

JOINDER BY LESSOR'S MORTGAGEE

Reference is made to that certain Amended and Restated Financing Agreement dated December 18, 2013 (the "Financing Agreement"), by and among Lion Oil Company, an Arkansas corporation, as the borrower (in such capacity, the "Borrower"), each subsidiary of the Borrower listed as a guarantor thereto, Bank Hapoalim B.M. ("Hapoalim"), Israel Discount Bank of New York ("IDB", and together with Hapoalim and each of the successors and assigns of the foregoing, each a "Lender" and collectively the "Lenders"), and Hapoalim, in its capacity as collateral agent for the Lenders (in such capacity, the "Collateral Agent"). The undersigned has been appointed by the Lenders as the Collateral Agent under the Financing Agreement, and in such capacity, the undersigned hereby consents to and subordinates the lien and security title of that certain Mortgage, Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing encumbering the Premises and the Refinery Site, of record as Instrument number 2011R008592, filed in the office of the Circuit Clerk of Union County, Arkansas, as amended by that certain Amendment to Mortgage, Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 18, 2013, and as such, the undersigned acknowledges and consents to the Lease and hereby subordinates the lien and security title of said mortgage to the Lease.

BANK HAPOALIM B.M., as Collateral Agent

By:     /s/ Yael Weinstock
Name: Yael Weinstock
Title: Senior Vice President

By:     /s/ Helen H. Gateson
Name: Helen H. Gateson
Title: Vice President

STATE OF ______________

COUNTY OF ___________

            On this             day of __________, 2014, before me,                                      , a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named                                                 and                                             (being the persons authorized by said Bank to execute such instrument, stating their respective capacities in that behalf), to me personally well known (or satisfactorily proven to be such person), who stated that they were the                                            and                                       of Bank Hapoalim B.M., and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and behalf of said Bank, and further stated and acknowledged that they had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

            IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this               day of                         , 2014.

                                                                                                Notary Public

My Commission Expires:

Schedule 1.1(b)
Items which are not part of the Premises
1.    Relevant Assets.
2.    Additional Improvements.
3.    Shared Access Facilities.

4.
That certain tract of land consisting of approximately seven (7) acres subject to that certain Ground Lease Agreement dated November 7, 2012, between Lessor and SALA Gathering Systems, LLC, a Texas limited liability company and affiliate of Lessee, as more particularly described below:

A part of the Southeast Quarter of Section 31, Township 17 South, Range 15 West, Union County, Arkansas, and being more particularly described as follows;

COMMENCING at an existing concrete monument at the Southeast Comer oft he
Southeast Quarter of the Southeast Quarter of said Section 31, and;

THENCE North 00 degrees 17 minutes 00 seconds East for a distance of 826.32 feet along the East line of said Section 31;

THENCE North 85 degrees 58 minutes 34 seconds West for a distance of 564.63 feet for a POINT OF BEGINNING;

THENCE continue North 85 degrees 58 minutes 34 seconds West for a distance of
532.02 feet;

THENCE North 01 degrees 29 minutes 30 seconds West for a distance of 625.53 feet;

THENCE South 80 degrees 26 minutes 11 seconds East for a distance of 570.89 feet;

THENCE South 01 degrees 36 minutes 37 seconds West for a distance of 568.03 feet.

Said property contains 7.49 Acres, more or less.

Schedule 7.4
Insurance Requirements
Comprehensive Liability Insurance. Lessee shall, at its cost and expense, at all times during the Term, maintain in force, for the joint benefit of Lessor and Lessee, and any holder of a mortgage on the Premises, a broad form comprehensive coverage policy of public liability insurance, insured or reinsured by a company licensed to do business in the State of Arkansas with a Best's Insurance Guide Rating of A+ or such other company and/or rating as may be acceptable to Lessor in its reasonable discretion, by the terms of which Lessor and Lessee are named as insureds, and any holder of a mortgage on the Premises is named an additional insured, and are indemnified against liability for damage or injury to the property or person (including death) of Lessee, its invitee or any other person entering upon or using the Premises. Such insurance policy or policies shall be maintained in reasonable and customary amounts as determined by Lessee and Lessor. A certificate of said insurance, together with proof of payment of the premium thereof shall be delivered to Lessor upon Lessor’s written request.
Lessor shall, at its cost and expense, at all times during the Term, maintain in force, for the joint benefit of Lessor and Lessee, a broad form comprehensive coverage policy of public liability insurance, insured or reinsured by a company licensed to do business in the State of Arkansas with a Best's Insurance Guide Rating of A+ or such other company and/or rating as may be acceptable to Lessor in its reasonable discretion, by the terms of which Lessor and Lessee are named as insureds, and are indemnified against liability for damage or injury to the property or person (including death) of Lessor, its invitee or any other person entering upon or using the Premises or the Refinery Site. Such insurance policy or policies shall be maintained in reasonable and customary amounts as determined by Lessee and Lessor. A certificate of said insurance, together with proof of payment of the premium thereof shall be delivered to Lessee upon Lessee’s written request.
Fire and Extended Coverage Property Insurance. Lessee shall, at its cost and expense and at all times during the Term, maintain in force, a policy of insurance against loss or damage by fire and lightning, and such other perils as are covered under the broadest form of the "extended coverage" or "all risk" endorsements available in Arkansas, or in such form as may be acceptable to Lessor in its reasonable discretion, including, but not limited to, damage by wind storm, explosion, smoke, sprinkler leakage, vandalism, malicious mischief and such other risks as are normally covered by such endorsements. Any holder of a mortgage on the Refinery Site shall be named as an additional insured on such policy of insurance. The insurance shall be carried and maintained to the extent of full (actual) replacement cost of the Relevant Assets and the Additional Improvements.
Lessor shall, at its cost and expense and at all times during the Term, maintain in force, a policy of insurance against loss or damage by fire and lightning, and such other perils as are covered under the broadest form of the "extended coverage" or "all risk" endorsements available in Arkansas or in such form as may be acceptable to Lessor in its reasonable discretion , including, but not limited to, damage by wind storm, explosion, smoke, sprinkler leakage, vandalism, malicious mischief and such other risks as are normally covered by such endorsements. Any holder of a mortgage on the Premises shall be named as an additional insured on such policy of insurance.

Waiver of Subrogation. Lessor and Lessee and all parties claiming under them mutually release and discharge each other from all claims and liabilities arising from or caused by any casualty or hazard covered or required hereunder to be covered in whole or in part by the casualty and liability insurance to be carried on the Refinery Site, the Premises or in connection with any improvements on or activities conducted in or on the Premises or the Refinery Site, and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof, and evidence such waiver by endorsement to the required insurance policies, provided that such release shall not operate in any case where the effect is to invalidate or increase the cost of such insurance coverage (provided that in the case of increased cost, the other Party shall have the right, within 30 days following written notice, to pay such increased cost, thereby keeping such release and waiver in full force and effect).

Exhibit A
See attached.

Exhibit A
Description of Premises

Delek LOGISTICS

Drop Down Assets Map

El Dorado Terminal: Highlighted in green
El Dorado Tank Farm: Highlighted in yellow

6

Exhibit B
Refinery Site

Tract 1 (Tax Parcel Nos. 00000-17048-0000, 00000-17050-0100, 00000-17051-0000, 00000-17053-0000, 00000-17056-0100, 00000-17278-0000, 00000-17280-0000, 00000-17283-0000, 00000-17308-0000, 00000-17312-0200, 00300-00029-0000), 00620-00074-0000, 00740-00112-0000, 00740-00127-0000, 00740-00131-0000, 01220-00001-0000, 03500-00001-0000, 03500-00001-0001, 03500-00001-0002, 03500-00010-0000, 04792-00565-0000, 04792-00573-0000, 04792-00614-0001, 04792-00614-0003, 04792-00641-0002

Commencing at the Southeast Corner of the Section 31, Township 17 South, Range 15 West and run North 00°17' East along the East line of said Section 31, 210.0 feet to a fence corner for a point of beginning; thehce North 88°24' West along a fence line 867.2 feet to a fence corner; thence South along a fence line 210.0 feet to the South line of said Section 31; thence South 88°26' East along the said South line 28.4 feet to an iron pin that is 745.0 feet West of the Northeast Corner of Section 6, Township 18 South, Range 15 West; thence South 01°50' West 688.2 feet to the North right of way line of the El Dorado and Wesson Railroad; thence South 83°23'35" West along said right of way line 1,930.21 feet to an iron pin; thence North 01°50' East 954.23 feet to an iron pin at the Northwest Corner of the Northwest Quarter of the Northeast Quarter (NW-1/4, NE-1/4) of Section 6, Township 18 South, Range 15 West; thence South 88°26' East along the North line of Section 6, 93.8 feet to an iron pin located at the Southwest Corner of the Southwest Quarter of the Southeast Quarter (SW-1/4, SE-1/4) of Section 31, Township 17 South, Range 15 West, thence North 01°21' East along the West line of the Southeast Corner of Section 31, Township 17 South, Range 15 West, 1,564.3 feet to the center of the Parnell Cemetery Road, thence North 86°01' East 148.0 feet; thence North 77°50' East along same said center line 542.4 feet to a point in the line with a fence extended; thence South 01°12' West along said extension and along said fence line 711.6 feet to a fence corner; thence South 88°28' East along a fence line 803.8 feet to a fence corner; thence North 00°12' East a long a fence line 1,013.7 feet to a fence corner situated on the South line of the right of way of State Highway #15; thence North 64°21' East along a fence line on the said right of way 341.7 feet to a fence corner; thence South 01°58' East along a fence line 325.2 feet to a fence corner; thence South 88°57' East along a fence line 841.0 feet to a fence corner; thence North 00°17' East along a fence line 485.4 feet to a fence corner; thence South 89°01' East 195.0 feet to a fence corner; thence South 88°34' East 189.9 feet to a fence corner; thence South 01°16' West along a fence line 71.72 feet to a fence corner; thence North 51°56' East across Henson Road 76.3 feet to a fence corner; thence South 88°59 East 215.3 feet to a fence corner; thence North 02°13 East 264.5 feet to a fence corner; thence North 37°04' East along a fence line 295.1 feet to a fence corner; thence North 25°49'50" East 320.62 feet to an iron pin; thence North 57°45'35" West 389.06 feet to an iron pin; thence North 00°15'15" East 165.6 feet to an iron pin; thence North 44° 09' West 235.83 feet to an iron pin; thence North 00°15'15" East 165.5 feet; thence South 88°48'30" East 826.14 feet to an iron pin; thence South 00°19' West 165.6 feet to an iron pin; thence South 26°00' East 372.26 feet to an iron pin; thence South 00°19 West 200.71 feet to an iron pin on the North right of way line of State Highway #15; thence North 73°58'20" East across said State Highway #15, 98.62 feet to a fence line on the South right of way of State Highway #15; thence North 51°11'06" East along said right of way fence 40.95 feet; thence North 45°01'57" East along right of way fence 49.85 feet; thence North 38°12'33" East along right of way fence 49.81 feet; thence North 30°51'56" East along right of way fence 49.96 feet; thence North 26°19'46" East along right of way fence 49.96 feet; thence North 26°19'46" East along right of way fence 49.99 feet; thence North 25°55'23" East along right of way fence 49.89 feet; thence North 28°48'East along right of way fence 49.98 feet; thence North 39°39'30" East along right of way fence 49.96 feet; thence North 52°10' East along right of way fence 49.99 feet; thence North 65°00'20" East along right of way fence 49.91 feet; thence North 77°19' East along right of fence 49.69 feet; thence North 87°37' East along right of way fence 30.28 feet to the Northwest Corner of Lot 14, Block 8, Cornish Subdivision; thence South 88°49' East along a fence line on the South line of Robert E. Lee Avenue 650.0 feet to the Northeast Corner of Lot 7, Block 9, Cornish Subdivision; thence South 00°24' West along the West line of College Avenue 400.0 feet to the South line of Girard

Street; thence South 87°49' East 37.05 feet; thence South 10.0 feet to the Northwest Corner of Lot 9, Block 10 of Craig's West End Addition; thence South 89°49' East 140.0 feet to the West line of McHenry Street; thence South 00°25'30" West along said West line 119.6 feet to the Northern end of that section of McHenry Street that has been closed; thence South 89°49' East across McHenry Street 60.0 feet to the East side of McHenry Street; thence North 00°25'30" East along the East line of McHenry Street 119.6 feet to the South line of Girard Street; thence South 89°49' East 208.0 feet to the Northeast Corner of the West 50.0 feet of Lot 9, Block 9, Craig's West End Addition; thence South 00°25'30" West 150.0 feet to the Southeast Corner of the West 50.0 feet of Lot 7, Block 9, Craig's West End Addition; thence North 89°49' West 68.0 feet to the West line of the North-South Alley in Block 9, Craig's West End Addition; thence South 00°25'30" West along a fence line on said West line 250.0 feet to the Northeast Corner of Lot 10, Block 9, Craig's West End Addition; thence South 89°49' East along a fence line 158.0 feet to the West line of Flenniken Avenue; thence South along a fence line 70.0 feet to the South line of Edgar Street; thence South 89°49' East along said South line 773.2 feet to the West line of School Avenue; thence South 00°33'30" West along said West line 30.0 feet the North right of way line of the El Dorado and Wesson Railroad; thence South 50°59'40" West along a fence line and fence line extended on said right of way 1,674.08 feet; thence South 50°52' West along same said right of way fence 622.49 feet; thence South 48°54' West along right of way fence 200.21 feet; thence South 46°45'50" West along right of way fence 945.51 feet; thence South 45°53'39" West along right of way fence 294.0 feet; thence South 48°56'09" West along right of way fence 207.2 feet; thence South 56°19'21" West along right of way fence and right of way fence extended 287.7 feet to the center of Henson Road; thence North 13°43'14" West along said center line 174.32 feet; thence North 10°56' West along said center line 711.1 feet to the extension of a fence line; thence North 89°41' West along a fence line extension and the fence line 312.9 feet to a fence corner; thence South 02°30' West along a fence line 103.1 feet to a fence corner; thence South 87°12' West along a fence line 22.4 feet to a fence corner; thence South 00°17' West along a fence line 374.9 feet to the point of beginning, said tract being subject to road right of ways as occupied by Henson Road, Parnell Cemetery Road, and State Highway #15, as shown LESS AND EXCEPT 3.2 acres recorded in Book 1202, Page 419 and being described as follows:

Commencing at the Southwest Corner of the Southwest Quarter of the Southeast Quarter (SW-1/4, SE-1/4) of Section 31, Township 17 South, Range 15 West and run North 01°21' East 1,063.93 feet to the center of State Highway #15 for a point of beginning; thence continue North 01°21' East 500.0 feet to the center of the Parnell Cemetery Road; thence North 86°01' East along said center line 148.0 feet; thence North 77°50' East along same said center line 542.4 feet; thence South 01°12' West 40.8 feet to the center of State Highway #15 thence South 62°58' West along said center line 111.0 feet; thence South 56°51' West along same said center line 200.0 feet; thence South 50°38' West along same said center line 200.0 feet; thence South 45°12' West along said center line 200.0 feet; thence South 33°54' West along same said center line 200.0 feet to the point of beginning, said tract containing 3.2 acres, and being subject to road right of way on the North and South side thereof;

ALSO LESS AND EXCEPT the following described tract for Highway #82 Right-of-Way: Part of the Southwest Quarter of the Southeast Quarter (SW-1/4, SE-1/4) of Section 31, Township 17 South, Range 15 West and part of the Northwest Quarter of the Northeast Quarter (NW-1/4, NE-1/4) of Section 6, Township 18 South, Range 15 West, Union County, Arkansas, more particularly described as follows: Beginning at the Northwest Corner of NW-1/4, NE-1/4 of Section 6; thence South 89°42' East along the North line thereof a distance of 93.8 feet to the Southwest Corner of the SW-1/4, SE-1/4 of Section 31; thence North 00°10' East along the West line thereof a distance of 30.0 feet to a point on the Northerly proposed right of way line of Relocated U.S. Highway #82 thence South 33°45' East along said proposed right of way line a distance of 373.2 feet to a point; thence South 56°54' East along said proposed right of way line a distance of 193.7 feet to a point; thence South 61°56' East along said proposed right of way line a distance of 294.9 feet to a point; thence South 57°51' East along said proposed right of way line a distance of 545.5 feet to a point on the Northerly existing right of way line of the El Dorado and Wesson Railroad; thence South 80°49' West along said existing railroad right of way line a-

distance of 290.0 feet to a point on the Southerly proposed right of way line of Relocated U.S. Highway #82; thence North 77°56'West along said proposed right of way line a distance of 328.8 feet to a point thence North 56°29' West along said proposed right of way line a distance of 225.6 feet to a point; thence North 45°19' West along said proposed right of way line a distance of 83.4 feet to a point; thence North 57°46' West along said proposed right of way line a distance of 182.9 feet to a point; thence North 84°54' West along said proposed right of way line a distance of 179.3 feet to a point on the West line of the Northwest Quarter of the Northeast Quarter of Section 6; thence North 00°20' East along said West line a distance of 496.4 feet to the point of beginning containing 8.02 acres, more or less.
AND ALSO LESS AND EXCEPT that part conveyed to J. Christy Construction Co., Inc., by Exchange Deed dated December 31, 2002; recorded in Book 2003, Page 975, and being more particularly described as follows:
Commencing at the Northwest Corner of the Southwest Quarter of Section 32, Township 17 South, Range 15 West, Union County, Arkansas, and run South 88 degrees 43 minutes East 439.79 feet to the East line of the Old Hinson Road; run thence South 01 degree 45 minutes West along said East line 271.4 feet for a point of beginning of this tract; thence South 01 degree 45 minutes West along said right-of-way line 59.0 feet to a wire fence; thence North 01 degree 45 minutes East along said wire fence 59.0 feet; thence North 86 degrees 50 minutes West 217.3 feet to the Point of Beginning.

Tract 2 (Tax Parcel No. 00740-00027-0000)

Lots 1 through 7, Block 3, Craig's West End Addition to the City of El Dorado, Union County, Arkansas, according to the plat thereof recorded in Plat Cabinet 1, Slide 84.

Tract 3 (Tax Parcel No. 00740-00034-0000)

Lot 8, Block 3 in Craig's West End Addition to the City of El Dorado, Union County, Arkansas, according to the plat thereof recorded in Plat Cabinet 1, Slide 84.

Tract 4 (Tax Parcel No. 00740-00035-0000)

Lot 9, Block 3 in Craig's West End Addition to the City of El Dorado, Union County, Arkansas, according to the plat thereof recorded in Plat Cabinet 1, Slide 84.

Tract 5 (Tax Parcel No. 00740-00036-0000)

Lots 10 through 12 in Block 3 in Craig's West End Addition to the City of El Dorado, Union County, Arkansas, according to the plat thereof recorded in Plat Cabinet 1, Slide 84.

Tract 6 (Tax Parcel No. 00740-00038-0000)

Lot 13 and the East Half of Lots 14 through 18 in Block 3 in Craig's West End Addition to the City of El Dorado, Union County, Arkansas, according to the plat thereof recorded in Plat Cabinet 1, Slide 84.

Tract 7 (Tax Parcel No. 00740-00048-0000)

Lot 5, Block 4 in Craig's West End Addition to the City of El Dorado, Union County, Arkansas, according to the plat thereof recorded in Plat Cabinet 1, Slide 84.

Tract 8 (Tax Parcel Nos. 00740-00113-0000 & 00740-00114-0000)

Lots 2 and 3, Block 9 in Craig's West End Addition to the City of El Dorado, Union County, Arkansas, according to the plat thereof recorded in Plat Cabinet 1, Slide 84.

Tract 9 (Tax Parcel No. 00740-00116-0000)

Lot 6, Block 9, Craig's West End Addition to the City of El Dorado, Union County, Arkansas, according to the plat thereof recorded in Plat Cabinet 1, Slide 84.

Tract 10 (Tax Parcel Nos. 00740-00133-0000, 00740-00134-0000, 00740-00135-0000)

The East Half of Lots 6 and 7, Block 11 in Craig's West End Addition to the City of El Dorado, Union County, Arkansas, according to the plat thereof recorded in Plat Cabinet 1, Slide 84.

Tract 11 (Tax Parcel No. 04792-00572-0000)

Commencing at the Southwest Corner of the SW ¼ of the SW ¼ Section 32, Township 17 South, Range 15 West, and run North 585.0 feet, thence East 227.0 feet for a point of beginning of this tract, thence run North 104.9 feet, thence East 288.8 feet, thence South 10 degrees 12 minutes East 106.9 feet, thence West 307.7 feet to the Point of Beginning, containing 0.718 acres.

Tract 12 (Tax Parcel Nos. 00740-00044-0000, 00740-00045-0000, 00740-00046-0000, 00740-00047-0000, 00740-00053-0000, 00740-00057-0000)

Lots 1, 2, 3, 4 and 14, Block 4, in Craig's West End Addition to the City of El Dorado, Union County, Arkansas, according to the plat thereof recorded in Plat Cabinet 1, Slide 84.

(AND BEING FURTHER DESCRIBED AS FOLLOWS, AS SHOWN ON SURVEY BY BALL & PAULUS SURVEYORS, INC., DATED JULY 25, 2011:)

TRACT A

A part of Section 32, Township 17 South, Range 15 West and a part of the Northwest Quarter of the Northwest Quarter of Section 5, Township 18 South, Range 15 West, Union County, Arkansas, more particularly described as COMMENCING at the Southwest Corner of the Southwest Quarter of the Southwest Quarter of said Section 32;
THENCE South 88 degrees 50 minutes 00 seconds East for a distance of 709.54 feet along the South line of said Section 32 to the East line of Hinson Road for a POINT OF BEGINNING;

THENCE North 15 degrees 35 minutes 39 seconds West for a distance of 184.10 feet along an existing fence;
THENCE North 10 degrees 14 minutes 35 seconds West for a distance of 1145.82 feet along an existing fence;
THENCE North 02 degrees 52 minutes 53 seconds West for a distance of 271.16 feet;
THENCE North 00 degrees 55 minutes 42 seconds East for a distance of 762.50 feet along an existing fence to a fence corner;
THENCE South 89 degrees 22 minutes 00 seconds East for a distance of 216.97 feet along an existing fence to a fence corner;
THENCE North 02 degrees 13 minutes 55 seconds East for a distance of 257.32 feet along an existing fence;
THENCE North 36 degrees 26 minutes 20 seconds East for a distance of 314.52 feet along an existing fence and its extension to the South Right-of-Way of Robert E. Lee;
THENCE along said South Right-of-Way of Robert E. Lee for the next 4 calls;
THENCE North 73 degrees 18 minutes 44 seconds East for a distance of 602.50 feet;
THENCE with a curve turning to the left with an arc length of 381.05 feet, with a radius of 436.30 feet, with a chord bearing of North 50 degrees 28 minutes 10 seconds East, with a chord length of 369.05 feet;
THENCE with a reverse curve turning to the right with an arc length of 402.71 feet, with a radius of 295.36 feet, with a chord bearing of North 54 degrees 55 minutes 27 seconds East, with a chord length of 372.23 feet;
THENCE South 88 degrees 38 minutes 01 seconds East for a distance of 777.88 feet;
THENCE South 01 degrees 00 minutes 55 seconds West for a distance of 369.74 feet along an existing fence and its extension;
THENCE North 89 degrees 53 minutes 24 seconds East for a distance of 370.83 feet along an existing fence and its extension to a fence corner;
THENCE South 00 degrees 43 minutes 00 seconds West for a distance of 247.21 feet to a fence corner;
THENCE South 88 degrees 25 minutes 54 seconds East for a distance of 348.00 feet to a fence corner;
THENCE South 00 degrees 09 minutes 48 seconds West for a distance of 52.95 feet to a fence corner;
THENCE South 88 degrees 38 minutes 59 seconds East for a distance of 144.29 feet to a fence corner;
THENCE North 01 degrees 36 minutes 19 seconds East for a distance of 257.77 feet to a fence corner;
THENCE South 88 degrees 59 minutes 31 seconds East for a distance of 284.03 feet to a fence corner;
THENCE South 01 degrees 34 minutes 24 seconds West for a distance of 466.90 feet to a fence corner on the Northerly Right-of-Way of the El Dorado and Wesson Railroad;
THENCE along the Northerly Right-of-Way of the El Dorado and Wesson Railroad for the next 4 calls;
THENCE South 51 degrees 02 minutes 42 seconds West 2273.05 feet;
THENCE with a curve turning to the left with an arc length of 237.23 feet, with a radius of 7059.90 feet, with a chord bearing of South 49 degrees 11 minutes 29 seconds West, with a chord length of 237.22 feet;
THENCE South 46 degrees 54 minutes 07 seconds West for a distance of 1158.04 feet;
THENCE with a curve turning to the right with an arc length of 515.67 feet, with a radius of 6034.77 feet, with a chord bearing of South 51 degrees 08 minutes 34 seconds West, with a chord length of 515.52 feet to a fence corner;
THENCE North 15 degrees 35 minutes 39 seconds West for a distance of 151.33 feet to the POINT OF BEGINNING, containing 151.69 acres, more or less.

TRACT B

A part of the Southeast Quarter of Section 31 and a part of the West Half of the Southwest Quarter of Section 32, all in Township 17 South, Range 15 West, and a part of the Northwest Quarter of the Northeast Quarter of Section 6, Township 18 South, Range 15 West, Union County, Arkansas, more particularly described as COMMENCING at the Southeast Corner of Section 31;
THENCE North 00 degrees 16 minutes 56 seconds East for a distance of 208.71 feet along the East line of said Section 31 to POINT OF BEGINNING;
THENCE North 88 degrees 24 minutes 00 seconds West for a distance of 867.46 feet;
THENCE North 62 degrees 21 minutes 20 seconds West for a distance of 125.75 feet along an existing fence;
THENCE South 41 degrees 44 minutes 31 seconds West for a distance of 235.90 feet along an existing fence;
THENCE South 57 degrees 40 minutes 22 seconds West for a distance of 84.66 feet along an existing fence;
THENCE South 78 degrees 57 minutes 58 seconds West for a distance of 112.42 feet along an existing fence;
THENCE South 89 degrees 20 minutes 02 seconds West for a distance of 112.71 feet along an existing fence
THENCE South 84 degrees 18 minutes 31 seconds West for a distance of 213.07 feet along an existing fence;
THENCE North 85 degrees 24 minutes 04 seconds West for a distance of 186.79 feet along an existing fence;
THENCE South 36 degrees 53 minutes 06 seconds West for a distance of 176.41 feet;
THENCE South 87 degrees 27 minutes 22 seconds West for a distance of 79.20 feet;
THENCE North 66 degrees 40 minutes 06 seconds West for a distance of 696.03 feet to the West line of the Southwest Quarter of the Southeast Quarter of Section 31;
THENCE North 01 degrees 27 minutes 55 seconds East for a distance of 560.61 feet along said West line to a fence corner and existing iron pipe;
THENCE North 01 degrees 56 minutes 19 seconds East for a distance of 307.23 feet along said West line to the Southerly Right-of-Way of Robert E. Lee;
THENCE along said Southerly Right-of-Way of Robert E. Lee for the next 5 calls;
THENCE North 33 degrees 20 minutes 05 seconds East for a distance of 125.53 feet to an AHTD Right-of-Way Monument;
THENCE North 39 degrees 58 minutes 31 seconds East for a distance of 263.14 feet;
THENCE North 47 degrees 30 minutes 18 seconds East for a distance of 227.79 feet to an AHTD Right-of-Way Monument;
THENCE North 54 degrees 07 minutes 33 seconds East for a distance of 209.09 feet;
THENCE North 58 degrees 39 minutes 59 seconds East for a distance of 126.96 feet to a fence corner and existing iron pipe;
THENCE South 01 degrees 19 minutes 23 seconds West for a distance of 619.34 feet to a fence corner and existing iron pipe;
THENCE South 88 degrees 19 minutes 29 seconds East for a distance of 805.25 feet to a fence corner;
THENCE North 00 degrees 15 minutes 23 seconds East for a distance of 1012.81 feet to a fence corner on the South Right-of-Way of Robert E. Lee;
THENCE North 65 degrees 06 minutes 07 seconds East for a distance of 350.35 feet along said South Right-of-Way to a fence corner;
THENCE South 00 degrees 00 minutes 03 seconds West for a distance of 325.02 feet to a fence corner;
THENCE South 88 degrees 47 minutes 41 seconds East for a distance of 842.33 feet to a fence corner;
THENCE North 00 degrees 08 minutes 18 seconds West for a distance of 481.65 feet to a fence corner;

Exhibit C
Memorandum of Lease

MEMORANDUM OF LEASE

Dated: February 10, 2014

MEMORANDUM OF LEASE
Between
BETWEEN
LION OIL COMPANY,
AS LESSOR
AND
DELEK LOGISTICS OPERATING, LLC
AS LESSEE
Record and return to:
Delek US Holdings, Inc.
7102 Commerce Way
Brentwood, Tennessee 37027
Attention: Andy Schwarcz
Telecopy No.: (615) 435-1290

MEMORANDUM OF LEASE
THIS MEMORANDUM OF LEASE (this “Memorandum”) is made and entered into as of February 10, 2014 to reflect the existence of а Lease and Access Agreement dated of even date herewith, by and between LION OIL COMPANY, an Arkansas corporation, having an office address at 7102 Commerce Way, Brentwood, Tennessee 37027 (“Lessor”), and DELEK LOGISTICS OPERATING, LLC, a Delaware limited liability company, having an office address at 7102 Commerce Way, Brentwood, Tennessee 37027 (“Lessee”). Such Lease and Access Agreement is herein referred to as the “Ground Lease.” Lessor and Lessee are collectively referred to as the “Parties” and individually as a “Party.”
RECITALS
A.     Lessor is the owner of those certain tracts or parcels of land and appurtenant rights on which the Relevant Assets (as defined below) are situated in Union County, Arkansas, more particularly described on Exhibit B attached hereto and made a part hereof for all purposes (“Lessor’s Property”).
B.     Pursuant to the terms of that certain Asset Purchase Agreement (the “Purchase Agreement”), dated February 10, 2014, by and between Lessor, as Seller, and Lessee, as Buyer, Lessee acquired certain assets (the “Relevant Assets”) located on the real property more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Premises”).
C.     Lessor has leased the Premises to Lessee pursuant to the terms of the Ground Lease.
D.     Lessor has granted to Lessee certain rights of access and use to those portions of Lessor’s Property that are not part of the Premises (the “Refinery Site”).
E.     Lessor and Lessee have entered into the Ground Lease and desire to give public notice of the existence of certain of their rights and agreements thereunder. Capitalized terms which are used but not defined herein shall have the meanings given to them in the full text of the Ground Lease.
NOW, THEREFORE, the Parties do hereby give public notice as follows:
1.     Term of Ground Lease. The initial Term of the Ground Lease commences on February 10, 2014, and terminates on February 10, 2064, and after such date the Term of the Ground Lease shall be automatically renewed for a maximum of four successive ten-year periods thereafter unless the Term of the Ground Lease is sooner terminated pursuant to the provisions thereof.
2.     Intentionally Omitted.
3.     Access Rights of Lessee. Pursuant to the terms of the Ground Lease, Lessor has granted to Lessee and its respective Affiliates, agents, employees and contractors (collectively, “Lessee’s Parties”) for no additional consideration, an irrevocable, non-exclusive right of access to and use of those portions of the Refinery Site that are reasonably necessary for access to and/or the operation, maintenance, replacement, inspection, protection, repair and removal of the Relevant Assets and

Additional Improvements by Lessee, all so long as such access and use by any of Lessee’s Parties does not unreasonably interfere in any material respect with Lessor’s operations at the Refinery Site and complies with Lessor’s rules, norms and procedures governing safety and security at the Refinery Site. The facilities on the Refinery Site and the Premises that are subject to the access and use rights provided under this Section 3, are referred to herein as the “Shared Access Facilities.”
4.     Reservation of Rights of Lessor. Pursuant to the terms of the Ground Lease, Lessor has retained for itself and its Affiliates, agents, employees and contractors (collectively, “Lessor’s Parties”), the right of access to all of the Premises, the Relevant Assets and the Additional Improvements (i) to determine whether the conditions and covenants contained in the Ground Lease are being kept and performed, (ii) to comply with Environmental Laws, (iii) to inspect, maintain, repair, improve and operate the SUMF Assets and the Shared Access Facilities and any assets of Lessor located on the Premises or to install or construct any structures or equipment necessary for the maintenance, operation or improvement of any such assets or the installation, construction or maintenance of any Connection Facilities, or (iv) if reasonably necessary for access to and/or the operation, maintenance, replacement, inspection, protection, repair and removal of any of Lessor’s assets, all so long as such access by Lessor’s Parties does not unreasonably interfere in any material respect with Lessee’s operations on the Premises and complies with Lessee’s rules, norms and procedures governing safety and security at the Premises.
5.     Ground Lease Governs. This Memorandum has been executed and recorded as notice of the Ground Lease in lieu of recording the Ground Lease itself. Lessor and Lessee intend that this instrument be only a memorandum of the Ground Lease, and reference is hereby made to the Ground Lease itself for all of the terms, covenants and conditions thereof. Lessor and Lessee hereby covenant and agree that this Memorandum is and shall be subject to the terms and conditions more particularly set forth in the Ground Lease. This Memorandum is not intended to modify, limit or otherwise alter the terms, conditions and provisions of the Ground Lease. In the event of any conflict, ambiguity or inconsistency between the terms and provisions of this Memorandum and the terms and provisions of the Ground Lease, the terms and provisions of the Ground Lease shall govern, control and prevail.
6. Release. Upon the written request of Lessor, Lessee agrees to promptly execute a release of this Memorandum after the Ground Lease has terminated.

IN WITNESS WHEREOF, the undersigned Parties have executed this Memorandum as of the date first written above.
ATTEST:    LESSOR:

LION OIL COMPANY,
an Arkansas corporation

By:
Name:
Title:

By:
Name:
Title:

LESSEE:

DELEK LOGISTICS OPERATING, LLC,
a Delaware limited liability company

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Memorandum of Lease
(El Dorado Terminal and Tankage)

STATE OF TENNESSEE        §
                    §
COUNTY OF WILLIAMSON    §

On this ____ day of February, 2014, before me, ___________________________, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named                                               and                                            , (being the persons authorized by said corporation to execute such instrument, stating their respective capacities in that behalf), to me personally well known (or satisfactorily proven to be such person), who stated that they were the                                                 and                                             of Lion Oil Company, an Arkansas corporation, and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and behalf of said corporation, and further stated and acknowledged that they had so signed, executed, and delivered said foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

[S E A L]
    Notary Public
My Commission Expires:

______________________    Printed Name of Notary Public

STATE OF TENNESSEE        §
                    §
COUNTY OF WILLIAMSON    §

On this ____ day of February, 2014, before me, ___________________________, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named                                               and                                            , (being the persons authorized by said limited liability company to execute such instrument, stating their respective capacities in that behalf), to me personally well known (or satisfactorily proven to be such person), who stated that they were the named                                               and                                             of Delek Logistic Operating, LLC, a Delaware limited liability company, and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and behalf of said limited liability company, and further stated and acknowledged that they had so signed, executed, and delivered said foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.
.
[S E A L]
    Notary Public
My Commission Expires:

______________________    Printed Name of Notary Public

JOINDER BY LESSOR'S MORTGAGEE

Reference is made to that certain Amended and Restated Financing Agreement dated December 18, 2013 (the "Financing Agreement"), by and among Lion Oil Company, an Arkansas corporation, as the borrower (in such capacity, the "Borrower"), each subsidiary of the Borrower listed as a guarantor thereto, Bank Hapoalim B.M. ("Hapoalim"), Israel Discount Bank of New York ("IDB", and together with Hapoalim and each of the successors and assigns of the foregoing, each a "Lender" and collectively the "Lenders"), and Hapoalim, in its capacity as collateral agent for the Lenders (in such capacity, the "Collateral Agent"). The undersigned has been appointed by the Lenders as the Collateral Agent under the Financing Agreement, and in such capacity, the undersigned hereby consents to and subordinates the lien and security title of that certain Mortgage, Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing encumbering the Lessor's Property, of record as Instrument number 2011R008592, filed in the office of the Circuit Clerk of Union County, Arkansas, as amended by that certain Amendment to Mortgage, Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 18, 2013, and as such, the undersigned acknowledges and consents to the Ground Lease and hereby subordinates the lien and security title of said mortgage to the Ground Lease.

BANK HAPOALIM B.M., as Collateral Agent

By______________________________
Name:
Title:

By______________________________
Name:
Title:

STATE OF NEW YORK

COUNTY OF NEW YORK
            On this 6th day of February, 2014, before me, Gary Luks, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Yael Weinstock and  Helen Gateson (being the persons authorized by said Bank to execute such instrument, stating their respective capacities in that behalf), to me personally well known (or satisfactorily proven to be such person), who stated that they were the Senior Vice President and Vice President of Bank Hapoalim B.M., and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and behalf of said Bank, and further stated and acknowledged that they had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

            IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 6th day of February, 2014.

                                                                                                   /s/Gary M. Luks
                                                                                                Notary Public

My Commission Expires:   August 27, 2016

Exhibit A
Description of Premises
See attached.

Exhibit B
Lessor’s Property
See attached.

Exhibit D
Amended and Restated Memorandum of Lease

AMENDED AND RESTATED MEMORANDUM OF LEASE

Dated: ____________, 201_

AMENDED AND RESTATED MEMORANDUM OF LEASE
Between
BETWEEN
LION OIL COMPANY,
AS LESSOR
AND
DELEK LOGISTICS OPERATING, LLC
AS LESSEE
Record and return to:
Delek US Holdings, Inc.
7102 Commerce Way
Brentwood, Tennessee 37027
Attention: Andy Schwarcz
Telecopy No.: (615) 435-1290

AMENDED AND RESTATED MEMORANDUM OF LEASE
THIS AMENDED AND RESTATED MEMORANDUM OF LEASE (this "Memorandum") is made and entered into as of __________, 201___, to reflect the existence of a Lease and Access Agreement dated of even date herewith, by and between LION OIL COMPANY, an Arkansas corporation, having an office address at 7102 Commerce Way, Brentwood, Tennessee 37027 ("Lessor"), and DELEK LOGISTICS OPERATING, LLC, а Delaware limited liability company, having an office address at 7102 Commerce Way, Brentwood, Tennessee 37027 ("Lessee"). Such Lease and Access Agreement is herein referred to as the "Ground Lease." Lessor and Lessee are collectively referred to as the "Parties" and individually as a "Party."
RECITALS
A.     Lessor is the owner of those certain tracts or parcels of land and appurtenant rights on which the Relevant Assets (as defined below) are situated in Union County, Arkansas, more particularly described on Exhibit B attached hereto and made a part hereof for all purposes ("Lessor’s Property").
B.     Pursuant to the terms of that certain Asset Purchase Agreement (the "Purchase Agreement"), February 10, 2014, by and between Lessor, as Seller, and Lessee, as Buyer, Lessee acquired certain assets (the "Relevant Assets") located on the real property more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the "Premises").
C.     Lessor has leased the Premises to Lessee pursuant to the terms of the Ground Lease.
D.     Lessor has granted to Lessee certain rights of access and use to those portions of Lessor’s Property that are not part of the Premises (the "Refinery Site").
E.     Lessor and Lessee have entered into the Ground Lease and desire to give public notice of the existence of certain of their rights and agreements thereunder. Capitalized terms which are used but not defined herein shall have the meanings given to them in the full text of the Ground Lease.
NOW, THEREFORE, the Parties do hereby give public notice as follows:
1.     Term of Ground Lease. The initial Term of the Ground Lease commences on February 10, 2014, and terminates on February 10, 2064, and after such date the Term of the Ground Lease shall be automatically renewed for a maximum of four successive ten-year periods thereafter unless the Term of the Ground Lease is sooner terminated pursuant to the provisions thereof.
2. Amendment and Resatement. This Memorandum amends and restates that certain Memorandum of Lease of record at __________________________ Register’s Office, Union County, Arkansas.
3.     Access Rights of Lessee. Pursuant to the terms of the Ground Lease, Lessor has granted to Lessee and its respective Affiliates, agents, employees and contractors (collectively, "Lessee’s Parties") for no additional consideration, an irrevocable, non-exclusive right of access to and use of those portions of the Refinery Site that are reasonably necessary for access to and/or the operation, maintenance, replacement, inspection, protection, repair and removal of the Relevant Assets and Additional Improvements by Lessee, all so long as such access and use by any of Lessee’s Parties does not unreasonably interfere in any material respect with Lessor’s operations at the Refinery Site and complies with Lessor’s rules, norms and procedures governing safety and security at the Refinery Site. The facilities on the Refinery Site and the Premises that are subject to the access and use rights provided under this Section 3, are referred to herein as the "Shared Access Facilities."
4.     Reservation of Rights of Lessor. Pursuant to the terms of the Ground Lease, Lessor has retained for itself and its Affiliates, agents, employees and contractors (collectively, "Lessor’s Parties"), the right of access to all of the Premises, the Relevant Assets and the Additional Improvements (i) to determine whether the conditions and covenants contained in the Ground Lease are being kept and performed, (ii) to comply with Environmental Laws, (iii) to inspect, maintain, repair, improve and operate the SUMF Assets and the Shared Access Facilities and any assets of Lessor located on the Premises or to install or construct any structures or equipment necessary for the maintenance, operation or improvement of any such assets or the installation, construction or maintenance of any Connection Facilities, or (iv) if reasonably necessary for access to and/or the operation, maintenance, replacement, inspection, protection, repair and removal of any of Lessor’s assets, all so long as such access by Lessor’s Parties does not unreasonably interfere in any material respect with Lessee’s operations on the Premises and complies with Lessee’s rules, norms and procedures governing safety and security at the Premises.
5.     Ground Lease Governs. This Memorandum has been executed and recorded as notice of the Ground Lease in lieu of recording the Ground Lease itself. Lessor and Lessee intend that this instrument be only a memorandum of the Ground Lease, and reference is hereby made to the Ground Lease itself for all of the terms, covenants and conditions thereof. Lessor and Lessee hereby covenant and agree that this Memorandum is and shall be subject to the terms and conditions more particularly set forth in the Ground Lease. This Memorandum is not intended to modify, limit or otherwise alter the terms, conditions and provisions of the Ground Lease. In the event of any conflict, ambiguity or inconsistency between the terms and provisions of this Memorandum and the terms and provisions of the Ground Lease, the terms and provisions of the Ground Lease shall govern, control and prevail.
6. Release. Upon the written request of Lessor, Lessee agrees to promptly execute a release of this Memorandum after the Ground Lease has terminated.

IN WITNESS WHEREOF, the undersigned Parties have executed this Memorandum as of the date first written above.
ATTEST:    LESSOR:

LION OIL COMPANY,
an Arkansas corporation

By:
Name:
Title:

By:
Name:
Title:

LESSEE:

DELEK LOGISTICS OPERATING, LLC,
a Delaware limited liability company

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amended and Restated Memorandum of Lease
(El Dorado Terminal and Tankage)

STATE OF TENNESSEE        §
                    §
COUNTY OF WILLIAMSON    §

On this ____ day of February, 2014, before me, ___________________________, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named                                               and                                            , (being the persons authorized by said corporation to execute such instrument, stating their respective capacities in that behalf), to me personally well known (or satisfactorily proven to be such person), who stated that they were the                                                 and                                             of Lion Oil Company, an Arkansas corporation, and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and behalf of said corporation, and further stated and acknowledged that they had so signed, executed, and delivered said foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

[S E A L]
    Notary Public
My Commission Expires:

______________________    Printed Name of Notary Public

STATE OF TENNESSEE        §
                    §
COUNTY OF WILLIAMSON    §

On this ____ day of February, 2014, before me, ___________________________, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named                                               and                                            , (being the persons authorized by said limited liability company to execute such instrument, stating their respective capacities in that behalf), to me personally well known (or satisfactorily proven to be such person), who stated that they were the named                                               and                                            ____of Delek Logistic Operating, LLC, a Delaware limited liability company, and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and behalf of said limited liability company, and further stated and acknowledged that they had so signed, executed, and delivered said foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.
.
[S E A L]
    Notary Public
My Commission Expires:

______________________    Printed Name of Notary Public

JOINDER BY LESSOR'S MORTGAGEE

Reference is made to that certain Amended and Restated Financing Agreement dated December 18, 2013 (the "Financing Agreement"), by and among Lion Oil Company, an Arkansas corporation, as the borrower (in such capacity, the "Borrower"), each subsidiary of the Borrower listed as a guarantor thereto, Bank Hapoalim B.M. ("Hapoalim"), Israel Discount Bank of New York ("IDB", and together with Hapoalim and each of the successors and assigns of the foregoing, each a "Lender" and collectively the "Lenders"), and Hapoalim, in its capacity as collateral agent for the Lenders (in such capacity, the "Collateral Agent"). The undersigned has been appointed by the Lenders as the Collateral Agent under the Financing Agreement, and in such capacity, the undersigned hereby consents to and subordinates the lien and security title of that certain Mortgage, Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing encumbering the Premises and the Refinery Site, of record as Instrument number 2011R008592, filed in the office of the Circuit Clerk of Union County, Arkansas, as amended by that certain Amendment to Mortgage, Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 18, 2013, and as such, the undersigned acknowledges and consents to the Ground Lease and hereby subordinates the lien and security title of said mortgage to the Ground Lease.

BANK HAPOALIM B.M., as Collateral Agent

By______________________________
Name:
Title:

By______________________________
Name:
Title:

STATE OF ______________

COUNTY OF ___________

            On this             day of __________, 2014, before me,                                      , a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named                                                 and                                             (being the persons authorized by said Bank to execute such instrument, stating their respective capacities in that behalf), to me personally well known (or satisfactorily proven to be such person), who stated that they were the                                            and                                       of Bank Hapoalim B.M., and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and behalf of said Bank, and further stated and acknowledged that they had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

            IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this               day of                         , 2014.

                                                                                                Notary Public

My Commission Expires:

Exhibit A
Description of Premises
See attached.

Exhibit B
Lessor’s Property
See attached.

Exhibit E
Form of Legal Description Certificate
THIS METES AND BOUNDS DESCRIPTION CERTIFICATE (this "Certificate") is made and entered into as of ___________, 201___, pursuant to Section 2.1(d) of that certain Lease and Access Agreement dated February 10, 2014, by and between LION OIL COMPANY, an Arkansas corporation, having an office address at 7102 Commerce Way, Brentwood, Tennessee 37027 ("Lessor"), and DELEK LOGISTICS OPERATING, LLC, a Delaware limited liability company, having an office address at 7102 Commerce Way, Brentwood, Tennessee 37027 ("Lessee"). Such Lease and Access Agreement is herein referred to as the "Ground Lease." Lessor and Lessee are collectively referred to as the "Parties" and individually as a "Party." Terms not defined herein shall have the meaning ascribed in the Ground Lease.
RECITALS
WHEREAS, pursuant to the Ground Lease, the Lessee leases from Lessor certain real property near the City of El Dorado, Union County, Arkansas (as more particularly defined therein as the "Premises");
WHEREAS, pursuant to Section 2.1(d) of the Ground Lease, the Lessee agreed to procure a survey of the Premises consistent with the Graphical Description of the Premises set forth therein in order to obtain a metes and bounds description of the Premises (as defined in the Ground Lease, the "Metes and Bounds Description"); and
WHEREAS, Lessee has procured the survey of the Premises, and the Lessee and Lessor have reviewed the survey and wish to certify that that description set forth therein, and attached hereto as Exhibit A and made a part hereof for all purposes, accurately reflects the delineation of the Premises pursuant to the Ground Lease.
NOW THEREFORE, the Parties hereby wish to agree and certify as to the following:
1. Metes and Bounds Description. The Metes and Bounds Description of the Premises as set forth on Exhibit A, attached hereto, accurately reflects the Premises demised pursuant to the Ground Lease.
2. Supersession of Graphical Descriptions. Pursuant to Section 2.1(d) of the Ground Lease, the Metes and Bounds Description shall supersede and replace the prior Graphical Description of the Premises, notwithstanding the agreement of the Parties as to the sufficiency of the Graphical Description as the full and binding agreement of the Parties; and to the extent that there is a conflict between the Metes and Bounds Description and the Graphical Description of the Premises, the Metes and Bounds Description shall control.
3. Counterparts. This Certificate may be executed in one or more counterparts (including by facsimile or portable document format (pdf)) for the convenience of the Parties hereto, each of which counterparts will be deemed an original, but all of which counterparts together will constitute one and the same agreement.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned Parties have executed this Certificate as of the date first written above.
LESSOR:

LION OIL COMPANY,
an Arkansas corporation

By:
Name:
Title:

By:
Name:
Title:

LESSEE:

DELEK LOGISTICS OPERATING, LLC,
a Delaware limited liability company

By:
Name:
Title:

By:
Name:
Title: